                              Pages where confidential treatment has been requested are stamped "Confidential Treatment Requested. The redacted material has been separately filed with the Commission."The redacted portions are indicated by a (*).


                               TABLE OF CONTENTS

                                                                    Exhibit 10.1

Section        Title                                                               Page
- -------        -----                                                               ----
I.             Term ...............................................................  2
II.            General Provisions .................................................  2
III.           Purchase/Collection of Accounts Receivable .........................  4
IV.            Payment for Billing and Collection Services ........................  5
V.             Uncollectible Factor................................................  5
VI.            Application of Taxes to End Users ..................................  5
VII.           Taxes Imposed on Services Performed by AOC .........................  7
VIII.          Legal and Regulatory Requirements ..................................  8
IX.            Limitation of Liability ............................................  9
X.             Indemnification ....................................................  9
XI.            Force Majeure ...................................................... 10
XII.           Proprietary Information ............................................ 11
XIII.          Advertising and Publicity .......................................... 14
XIV.           Fraudulent or Improper Billing Information ......................... 14
XV.            Deposits ........................................................... 14
XVI.           Amendments; Waivers................................................. 15
XVII.          Assignment ......................................................... 15
XVIII.         Default by Customer ................................................ 15
XIX.           Notice and Demands ................................................. 15
XX.            Third-party Beneficiaries .......................................... 17
XXI.           Governing Law ...................................................... 17
XXII.          Severability ....................................................... 17
XXIII.         Order of Precedence ................................................ 17
XXIV.          Survivability of Obligations ....................................... 17
XXV.           Entire Agreement ................................................... 17
XXVI.          Headings ........................................................... 18
               List of Exhibits ................................................... 19

                               AGREEMENT FOR THE
                  PROVISION OF BILLING AND COLLECTION SERVICES
             BETWEEN TELCO DEVELOPMENT GROUP OF DELAWARE, INC. AND
                              AMERITECH ILLINOIS,
                               AMERITECH INDIANA,
                              AMERITECH MICHIGAN,
                                AMERITECH OHIO,
                 WISCONSIN BELL, INC., dba AMERITECH WISCONSIN
                            AMERITECH SERVICES, INC.

     This Agreement for the Provision of Billing and Collection Services (hereinafter "Agreement") is entered into between Ameritech Illinois, an Illinois corporation, Ameritech Indiana, an Indiana corporation, Ameritech Michigan, a Michigan corporation, Ameritech Ohio, an Ohio corporation, Wisconsin Bell, Inc., dba Ameritech Wisconsin, a Wisconsin corporation (hereinafter collectively referred to as "AOCs" and each individually as "AOC") and Ameritech Services, Inc., a Delaware Corporation, (hereinafter referred to as "ASI") and Telco Development Group of Delaware, Inc. (hereinafter referred to as "Customer"), acting through their authorized representatives.
     WHEREAS, the AOCs provides billing and collection services to the Customer for its end uers, and
     WHEREAS, Customer or its subtending clients as listed in Exhibit F has received a certificate of authority from the Indiana Utility Regulatory Commission to provide intrastate long distance or operator services, and
     WHEREAS, Customer or its subtending clients as listed in Exhibit F has either applied for certification as a Common Carrier in the State of Ohio, or the Customer or its subtending clients is a Common Carrier duly authorized by the Public Utilities Commission of Ohio to provide intrastate toll operator services, and
     WHEREAS, the Customer wishes to purchase Billing and Collection services, NOW, THEREFORE, in consideration of the terms and conditions contained herein, the Parties hereby covenant and mutually agree as follows:

I. TERM
   ----

   This Agreement will become effective as to each AOC on July 1, 1995, and is to continue through December 31, 1997, and thereafter may be renewed or extended upon written terms mutually agreeable to the Customer and any or all AOCs, provided, however, that the provisions in Section IX; Limitation of
                                                               -------------
   Liability, Section X, Indemnification, Section XII, Proprietary Information,
   ---------             ---------------               -----------------------
   Section XXI, Governing Law and any obligations of the Parties which by their
                -------------
   nature continue beyond the term of this Agreement shall survive expiration or termination of this Agreement. Notwithstanding the foregoing, any AOC may terminate this Agreement as to such AOC at any time upon sixty (60) days prior written notice to Customer; provided, however that this Agreement shall remain in effect between Customer and any AOC not affected by such termination.

II. GENERAL PROVISIONS
    ------------------
    A. Except where expressly provided otherwise, all references in this Agreement to "AOC" or "the AOC" shall mean each AOC individually, as if this Agreement constitutes five (5) separate Agreements between each AOC and Customer. Any reference to "Party" shall mean Customer or any single AOC and ASI (where applicable), and any reference to "Parties" shall mean, as the context requires, Customer and a single AOC and ASI (where applicable), or Customer, all AOCs and ASI (where applicable).

    B. Commencing on the effective date, the AOC shall provide all interstate and intrastate billing and collection services pursuant to the terms and conditions of this Principal Agreement and the exhibits hereto, subject to any applicable intrastate tariffs.

    C. This Agreement includes, and the Parties adopt, the following documents which specify certain details of the relationship between the Parties:

        1.  This Principal Agreement as hereinafter defined;

        2. The Price Schedule ("Price Schedule"), attached hereto and incorporate herein as Exhibit A;

        3. Services and Customer Responsibilities for the Provision of Billing and Collection Services ("Services and Responsibilities"), attached hereto and incorporated herein as Exhibit B, which may be amended from time to time by AOC upon written notice to the Customer;

       4. Ameritech Billing and Collection Services Procedures dated March 29, 1995, attached hereto and incorporated herein as Exhibit C, which may be modified from time to time by AOC upon written notice to the Customer;

       5. Specifications for billing and collection services

          a. End User Billing From Rated Message Input Specifications dated November 1,1994.

          b. Purchase/Collection of Accounts Receivable By Rated Message Input Specifications dated November 1,1994.

          c. Tape and Data Transmission Specifications dated February 22, 1995.

          d. Bill Format Specifications dated November 1, 1994, all of which are attached hereto and incorporated herein as Exhibit D1 - D4, which may be modified from time to time by AOC upon written notice to the Customer;

       6. Proprietary Information dated November 1,1994, attached hereto and incorporated herein as Exhibit E, and

       7. List of Interexchange Carriers dated July 1,1995, attached hereto and Incorporated herein as Exhibit F.

       8. Ameritech Billing and Collection Services Requirements For Handling 700 NXX XXXX, 900 NXX XXXX, NPA 976 XXXX (or like services) Messages, dated November 1,1994, attached hereto and incorporated herein as Exhibit G, which may be modified from time to time by AOC upon written notice to the Customer.

       9. Types of Messages for which Billing and Collection Services are provided, attached hereto and incorporated as Exhibit H, dated July 1,1995, which may be modified from time to time by Customer upon written notice to the AOC(s), with implementation thirty (30) days after completion of successful testing of a new message type.

        10. Ameritech Billing Services Guidelines, dated November 1,1994, attached hereto and incorporated herein as Attachment 1 to Exhibit B, which may be modified from time to time by AOC upon written notice to the Customer.

     D. The term "Principal Agreement" as used herein shall refer to this document consisting of twenty-six (26) sections. Except where expressly provided otherwise, the term Agreement as used herein shall include the Principal Agreement and all present Exhibits and Attachments thereto and, upon adoption and incorporation herein, all future Exhibits.

     E. Except where expressly provided otherwise, the definitions contained in the Principal Agreement or the Exhibits shall govern all parts of the Agreement.

     F. The words "shall" and "will" are used interchangeably throughout the Agreement. The use of one or the other shall not mean a different degree of right or obligation for either Party.

     G. Certain obligations under this Agreement are or may be undertaken by ASI, an affiliate of AOC, on behalf of AOC. Reference herein to AOC may include ASI whether specified or not. AOC and ASI shall constitute a single "Party" or "Company" whenever those terms are used herein applicable to AOC .

III. PURCHASE/COLLECTION OF ACCOUNTS RECEIVABLE
     ------------------------------------------
     A. Except in Indiana, the AOC will purchase from Customer its accounts receivable that arise from bills rendered by the AOC to Customer's end users. The purchase of accounts receivable will be limited to amounts due Customer when the AOC provides Bill Rendering Service for Customer. The AOC's purchase of Customer's accounts receivable shall be with recourse adjustments, payment procedures and interest, as set forth in Subsection 2.1 of Exhibit C.


     B. In Indiana, notwithstanding anything to the contrary in this Agreement or in any documentation utilized in connection herewith, AOC shall at all times hereunder act as billing agent for Customer in rendering billing and collection services with respect to charges to Customer end users for Customer services and shall not be deemed to purchase Customer's accounts receivable that arises from bills rendered by the AOC to Customer's end users. AOC's remittance of Customer's accounts receivable shall be with recourse adjustments, payment procedures and interest, as set forth in Section 2.1 of Exhibit C.

IV. PAYMENT FOR BILLING AND COLLECTION SERVICES
    -------------------------------------------

    A. Each month during the term hereof, Customer agrees to pay to AOC, pursuant to the Guidelines set forth in Exhibit C, Subsection 2.2, for "Billing and Collection Services", the charges set forth in Exhibit A, Price Schedule.

    B. Monthly charges for "Billing Services", provided by each AOC, shall be on the basis of usage multiplied by the appropriate price in Price Element II set forth in Exhibit A, subject to satisfaction of the monthly minimum amount specified in Price Element I.

V.  UNCOLLECTIBLE FACTOR
    --------------------

    The Customer's Uncollectible Factor for the first nine months of the term shall be 3%, as described in Exhibit C, Subsection 2.1.1.D. Thereafter, this factor will be reviewed every three months and revised, if appropriate, pursuant to Exhibit C, Subsection 2.1.1.D.

VI. APPLICATION OF TAXES TO END USERS
    ---------------------------------

    A. Billing of Taxes
       ----------------

       1. In performing services hereunder, AOC will apply the tax procedures being utilized immediately preceding the effective date hereof with respect to the application, billing, recording and collection of appropriate federal, state or local sales, use, excise, gross receipts or other taxes or additional charges imposed on end users or imposed on Customer and collected from end users with respect to services billed hereunder by AOC. All such taxes and charges are referred to in the singular as "Tax" and in the plural as "Taxes".

       2. Customer will advise AOC in writing of Tax procedures with respect to application, billing, recording and collection of Taxes on services billed hereunder by AOC and introduced after July 1, 1995, including any changes in the law affecting the taxability of such service. Provided reasonable advance notice is given, AOC agrees to use its best efforts to implement such procedures on a timely basis based upon effective date of service or as otherwise instructed by Customer.

       3. With respect to changes in the law of which AOC has received timely written notification from Customer, AOC will use its best efforts to make the necessary system changes to implement the Tax prior to the statutory effective date of the change. Whenever the AOC estimates that the time required for it to implement a change in the law would preclude its implementation by the statutory effective date, the Parties will together apply to the taxing authority for an appropriate extension of the effective date of a change.

       4. AOC shall not be entitled to retain or receive from Customer any statutory fee or share of Taxes to which the person collecting such Taxes is entitled under applicable law.

    B. Tax Exemptions
       --------------
       1. AOC, in its performance of services hereunder, will apply the exemption status of its customers and maintain exemption certificate information derived from its exemption certificates. To the extent permitted by law, and except as a change may be implemented pursuant to Customer's request as provided for in the succeeding subsection, AOC's exemption certificate information will be utilized as a basis for exempting end users from Taxes on services billed hereunder by AOC.

       2. Should a taxing authority determine that Customer may not properly rely upon AOC's exemption certificate information, Customer may request a listing of exempt end users (including pertinent end user account, end user contact and Tax status information to the extent in AOC's possession) and may request estimates of AOC's charges for AOC to secure exemption certificates with respect to services billed hereunder by AOC.

    C. Filing of Tax Returns
       --------------------
       Customer shall file all returns for Taxes imposed on or with respect to services billed hereunder by AOC and pay or remit all such Taxes and other items and any applicable interest or penalties. AOC shall furnish to Customer, on a timely basis, all information in AOC's possession as agreed to between the Parties for Customer to file its Tax returns, and Customer shall notify AOC if such information is not received. The timing for, and format of, such information shall be as specified by Customer, subject to AOC's ability to comply therewith.

     D. Indemnity
        ---------
        Customer agrees to indemnify and hold AOC harmless from and against any liability or loss, as to services billed hereunder by AOC to end users, resulting from any Taxes, penalty, interest, additions to Tax, surcharges or other charges or expenses payable or incurred by AOC as a result of:

        1. the delay or failure of Customer (to the extent not attributable to any negligent act or omission of AOC) to pay any Tax or such other item or file any return or other information as required by law, tariff or this Agreement; or

        2. the AOC complying with any of its obligations under this Agreement, or with any determination or direction by or advice of the Customer, or using information provided by the Customer in performing any Tax-related service hereunder.

           The indemnity payable hereunder shall be payable in all events and without regard to any determination that AOC is the party obligated to collect and remit such Taxes or file the Tax returns.

VII. TAXES IMPOSED ON SERVICES PERFORMED BY AOC
     ------------------------------------------
     Customer shall be responsible for payment of all sales, use or other taxes of a similar nature imposed on AOC's performance of services under this Agreement. Should any federal, state or local jurisdiction determine that any sales, use or other taxes (including interest, penalties and surcharges thereon) are due by AOC, as a result of AOC's performance of any obligation under this Agreement which have not been paid by the Customer, and to the extent AOC has been so notified by such federal, state or local jurisdiction, AOC will so advise the Customer. Customer agrees to be liable for any such tax, interest, penalty and surcharge, but retains the right to protest the assessment. If Customer disagrees with any assessment of any taxes due by AOC or disagrees with an assessment of any additional tax, penalty, surcharge and/or interest due by AOC, as a result of AOC's performance of any obligation under this Agreement, Customer shall, at its option and expense (including payment of any such assessment prior to final resolution of the issue), have the right to seek a ruling as to the applicability of any such tax or to protest any assessment and participate in any legal challenge to such assessment, but shall be liable for any tax, penalty, surcharge and interest ultimately determined to be due. AOC shall, when requested by Customer and at Customer's expense, cooperate with Customer in any such proceeding, protest or legal challenge.

VIII. LEGAL AND REGULATORY REQUIREMENTS
      ---------------------------------
      A. In no event shall the Customer forward to the AOC for billing any messages or invoices containing messages which are not in compliance with applicable law and regulations.

      B. Performance under this Agreement shall be in accordance with all applicable legal and regulatory requirements, including without limitation the requirements of the Modification of Final Judgment ("MFJ") entered in United States v. Western Electric. Co., 552 F.
                            ---------------------------------------
         Supp.131 (D.D.C.,1982), aff'd sub nom. Maryland v. United States, 460
                                 ----------------------------------------
         U.S. 1001 (1983), as subsequently amended. No provisions in this Agreement shall cause or be construed to cause either Party to violate any legal or state/federal regulatory requirement or cause or be construed to cause the AOC to violate any of its obligations, including nondiscrimination, under the MFJ.

      C. The AOC and Customer shall comply, as applicable, with any legal and/or regulatory requirement necessary to effectuate this Agreement, including, but not limited to, the filing thereof with any applicable regulatory commission.

      D. In the event that, during the term of this Agreement, the Federal Communication Commission or any state regulatory commission modifies any existing rules or regulations or adopts any new rules or regulations, which modification or adoption impacts the billing and collection services provided hereunder, including the treatment of expenses for such services, the Parties agree to discuss with one another in good faith the effect of such modifications or adoption upon the Parties' performance under this Agreement. If the Parties agree that any terms and conditions of this Agreement, including the rates paid by the Customer hereunder for billing and collection services, should be revised to preserve the original intent of the Parties to the maximum extent possible, they shall renegotiate such terms and conditions.

IX. LIMITATION OF LIABILITY
    -----------------------
    A. Each Party's liability to the other (as distinct from a Party's obligation to pay for services provided pursuant to this Agreement) for any loss, cost, claim, injury, liability, or expense, including reasonable attorneys' fees, relating to or arising out of any act or omission in its performance of this Agreement shall be limited to the amount of direct damages actually incurred; and there shall be no liability under this Agreement for acts or omissions which do not occur in connection with performance hereunder. Neither Party shall be liable to the other for any indirect, special, or consequential damage(s) of any kind whatsoever.

    B. Any AOC's liability for any loss, cost, claim, injury, liability, or expense, including reasonable attorneys' fees, relating to or arising out of any act(s) or omission(s) in its performance of this Agreement shall be limited, on an annual basis, to the total charges assessed by such AOC to Customer during the most recent twelve (12) month period for the Billing and Collection Services provided hereunder.

    C. Customer shall not seek to hold one or more than one AOC responsible for the acts or omissions of another AOC (or of ASI, on behalf of such AOC), and one AOC's breach of this Agreement, or liability hereunder, resulting from its act or omission or ASI's act or omission on its behalf, shall not be construed as a breach or liability of any other AOC. Similarly each AOC agrees that Customer's breach or liability under this Agreement as to any AOC shall not be construed as a breach or liability as to any other AOC.

X.  INDEMNIFICATION
    ---------------
    Each Party (the "Indemnifying Party") will indemnify and hold harmless the other Party ("Indemnified Party") from and against any loss, cost, claim, liability, damage or expense (including reasonable attorneys' fees) to third-parties, relating to or arising out of negligence or wanton or willful misconduct by the Indemnifying Party, its employees, agents, or contractors in the performance of this Agreement, or the provision of the services being billed hereunder, and shall reimburse the Indemnified Party for any reasonable expenses (including reasonable attorneys' fees) incurred by the Indemnified Party in defending any such third-party action. In addition, the Indemnifying Party will, to the extent of its negligence or wanton or willful misconduct, defend any action or suit brought by a third-party against the Indemnified Party for any loss, cost, claim, liability, damage or expense relating to or arising out of negligence or wanton or willful misconduct by the Indemnifying Party, its employees, agents, or contractors, in the performance of this Agreement, or the provision of the services being billed hereunder. For purposes of the preceding two sentences, any negligence or wanton or willful misconduct by Customer's third-party customers shall be deemed negligence or wanton or willful misconduct by Customer and Customer shall constitute the Indemnifying Party with respect thereto. The Indemnified Party will notify the Indemnifying Party promptly in writing of any written claims, lawsuits, or demands by third-parties for which the Indemnified Party alleges that the Indemnifying Party is responsible under this Section X and tender the defense of such claim, lawsuit or demand to the Indemnifying Party. The Indemnified Party also will cooperate in every reasonable manner with the defense or settlement of such claim, demand, or lawsuit. The Indemnifying Party will not be liable under this Section X for settlements by the Indemnified Party of any claim, demand, or lawsuit unless the Indemnifying Party has approved the settlement in advance or unless the defense of the claim, demand, or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed promptly to undertake the defense.

XI. FORCE MAJEURE
    -------------
    Neither Party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as, but not limited to, acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers (a Force Majeure Condition"). If such Force Majeure Condition occurs, the Party injured by the other's inability to perform may elect to: (a) terminate this Agreement as to the affected AOC for services not already performed or received, if such Force Majeure Condition results in a delay or failure to perform which continues for more than thirty (30) days; or (b) suspend such services as to the affected AOC and any monthly minimum amount due hereunder from Customer for the duration of the delaying cause, buy or sell elsewhere the services to be bought or sold hereunder, and resume performance under this Agreement once the delaying cause ceases. Until such time as the injured Party terminates this Agreement by written notice pursuant to (a),
    (b) shall be deemed selected.

XII. PROPRIETARY INFORMATION
     -----------------------
     A. Identification of Information

        AOC and Customer recognize and acknowledge that, in connection with the Billing and Collection Services to be provided hereunder, AOC and Customer will have in their possession and control information in the form of data, records, reports, processes, models, computer programs and other documentation which is proprietary to AOC or to Customer (hereinafter Proprietary information"). The Proprietary Information of each Party intended to be covered by and protected under this Section XII, as agreed upon by the Parties, is specifically designated by each Party in Exhibit E. Further, it is understood that Proprietary Information of a Party may include Proprietary Information of third-parties and/or information which is considered confidential with respect to end users. Additional types and categories of AOC Proprietary Information, and Customer Proprietary Information may be added to or deleted from Exhibit E from time to time by written agreement of the Parties.

     B. Disclosure of Information Between the Parties
        ---------------------------------------------
        AOC may, but is not required to, disclose AOC Proprietary Information to Customer. Customer, at its discretion, may disclose its Proprietary Information to AOC.

     C. Handling of Proprietary Information
        -----------------------------------
        1. Except as set forth in Paragraph 4 herein, Proprietary Information possessed of one Party ("Disclosing Party") that is obtained by the other Party ("Receiving Party") shall be held in confidence by the Receiving Party and its employees, contractors or agents; treated with the same degree of care as the Receiving Party would treat its own Proprietary information; shall not be disclosed to third-parties, but may be disclosed to employees, contractors and agents who may have a need for it solely for the use or provision of services hereunder; shall be used by the Receiving Party only for the purpose of performing or obtaining services under this Agreement; and may be used or disclosed for other purposes only upon such terms and conditions as may be mutually agreed upon by the Parties in writing. For purposes of this Section XII the Receiving Party" shall include the AOC, ASI and the other AOC with respect to Customer Proprietary Information provided to the AOC or ASI. To the extent that the

           AOC receives Customer Proprietary Information provided to another AOC or to ASI, the AOC agrees to comply with all obligations of the Receiving Party specified in this Section XII with respect to such Proprietary Information.

        2. The Receiving Party shall put in place and strictly enforce procedures to ensure that its employees, contractors and agents are aware of and fulfill the obligations under this Section to hold the aforesaid information in confidence.

        3. Each Party acknowledges that its Proprietary Information may be commingled with Proprietary information of the other and that each must have access to and use of its own Proprietary Information in order to conduct its business. Accordingly, each Party shall to the extent practicable use good faith efforts to ensure that its Proprietary Information shall be masked or rendered mechanically inaccessible to the other Party. In the event that masking is not accomplished despite such efforts, access shall be provided hereunder to the commingled unmasked Proprietary information and the Receiving Party shall: (a) use its best efforts to destroy or otherwise render unusable such information; (b) will be bound by this Section XII as to such information; and (c) will not use such information for any purpose, except as required to fulfill its obligations under this Agreement.

        4. Each Party agrees to give notice to the other Party of any demand to disclose or provide Proprietary Information provided by said other Party to other persons, under lawful process, prior to disclosing or furnishing such information; further, the Party giving such notice agrees to reasonably cooperate if the other Party deems it necessary to seek protective arrangements. A Party may disclose or provide Proprietary Information provided by said other Party to meet the requirements of a court, regulatory body or government agency having jurisdiction over the Party; provided that such Party will notify the other Party so as to give the other Party a reasonable opportunity to object to such disclosure. The other Party may not unreasonably withhold approval of protective arrangements provided by any such court, regulatory body or government agency. Nothing herein requires either Party to support the position of any person or entity as to whether any particular information is proprietary under applicable law or this Section.

        5. Notwithstanding any other provision of this Agreement to the contrary, the Proprietary Information described herein shall not be deemed confidential or proprietary and the Receiving Party shall have no obligation to prevent disclosure of such information if such information:

           a. is already known to the Receiving Party;

           b. is or becomes publicly known, through publication, inspection of the product or otherwise, and through no wrongful act of Receiving Party;

           c. is received from a third-party without similar restriction and without breach of this Section;

           d. is independently developed, produced, or generated by Receiving Party;

           e. is furnished to a third-party by the Disclosing Party without a similar restriction on the third-party's rights; or

           f. is approved for release by written authorization of the Disclosing Party but only to the extent of such authorization.

        6. AOC's possession of Customer Proprietary Information through recording does not mean that such Proprietary Information is "already known" to AOC, or independently developed, produced, or generated by AOC" within the meaning of the preceding paragraph.

     D. Permitted Uses
        --------------
        1. Anything to the contrary notwithstanding, nothing contained herein shall prevent either Party from disclosing to any of its end users, at their request, any billing information in such Party's possession regarding such end user.

        2. Anything to the contrary notwithstanding, nothing contained herein shall limit SOC's right to disclose aggregate interLATA usage information for the long distance market, provided that there is no Customer identification.

     E. Indemnity
        ---------
        Each Party (the "Indemnifying Party") will hold the other Party (the "Indemnified Party") harmless from and against any liability or loss resulting from the Indemnified Party's proper use of any Proprietary Information provided by the Indemnifying Party under this Agreement.

      F. Applicability of Statutes. Decisions and Rules
         ----------------------------------------------
         Notwithstanding any other provision in this Agreement, a Party's ability to disclose information or use disclosed information is subject to all applicable statutes, decisions, and regulatory rules concerning the disclosure and use of such information which, by their express terms, mandate a different handling of such information, e.g., non-published telephone numbers.

XIII. ADVERTISING AND PUBLICITY
      -------------------------
      Customer shall not use the AOC's or any affiliate's name, service mark or trademark in any advertising, sales promotion or other publicity material (including press releases or other public statements) concerning the subject matter of this Agreement or the relationship of the parties hereunder without the prior written consent of ASI, nor shall the Customer engage in any false, deceptive or misleading advertising with respect to the subject matter of this Agreement or the parties relationship hereunder. Any breach of this Section by the Customer may result in termination of this Agreement as to one or more AOC(s) upon five (5) days written notice given by ASI.

XIV. FRAUDULENT OR IMPROPER BILLING INFORMATION
     ------------------------------------------
     When the Customer is advised by the AOC that it is providing the AOC with billing information that is fraudulent or that is being improperly charged to an end user, the Customer shall take immediate and prompt action to eliminate such fraudulent or improperly charged information from subsequent billing detail provided to the AOC. Customer's failure to take such action shall constitute a Default by Customer under section XVIII.

XV.  DEPOSITS
     --------
     The AOC, consistent with regulatory requirements and regulations, will determine and collect deposits from end users to which the AOC renders bills hereunder according to the AOC deposit policy.

XVI.   AMENDMENTS; WAIVERS
       -------------------
       This Agreement (or part thereof, including Exhibits or documents referred to herein) may be modified or additional provisions may be added by written agreement signed by or on behalf of Customer, each affected AOC and ASI, unless otherwise provided herein. No amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right, or condition.

XVII.  ASSIGNMENT
       ----------
       Any assignment by the Customer or by the AOC and/or ASI of any right, obligation or duty, in whole or in part, or of any other interest hereunder, without the written consent of the other Party shall be void. All obligations and duties of any Party under this Agreement shall be binding on all successors in interest and assigns of such Party.

XVIII. DEFAULT BY CUSTOMER
       -------------------
       Notwithstanding the provisions in Section I. Term, in the event of a default under or breach of any material term, or condition of this Agreement by Customer, the AOC shall have the right to terminate this Agreement, as to such AOC, upon fifteen (15) calendar days' written notice to Customer if the default or breach is not cured within such fifteen (15) day period or, if the default or breach cannot reasonably be cured within such fifteen (15) day period, Customer has not initiated action during such period to promptly cure such default or breach.

XIX.   NOTICE AND DEMANDS
       ------------------
       Except as otherwise provided under this Agreement, all notices, demands, or requests which may be given by any Party to the other Party shall be in writing and shall be deemed to have been duly given on the date delivered in person or via overnight express delivery service, or on the third work day following the date deposited, postage prepaid, in the United States mail via Certified Mail, return receipt requested, to the respective Parties and addressed as follows:

    To Customer:
    -----------
    Mr. Mark Stodter
    Telco Development Group of Delaware, Inc.
    4219 Lafayett Center Drive
    Chantilly, VA 22021

    To the AOC (as applicable):
    ----------
    Ameritech Illinois
    225 W. Randolph, HQ9A
    Chicago, IL 60606
    Attn: Marketing Operations Manager

    Ameritech Indiana
    220-240 North Meridian Street
    Indianapolis, IN 46204
    Attn: Marketing Operations Manager

    Ameritech Michigan
    23800 Northwestern Highway
    Room 101
    Southfield, MI 48075
    Attn: Marketing Operations Manager

    Ameritech Ohio
    45 Erieview Plaza
    Cleveland, OH 44114
    Attn: Marketing Operations Manager

    Wisconsin Bell, Incorporated, dba Ameritech Wisconsin
    845 N. 35th Street
    Room 22
    Milwaukee, WI 53202
    Attn: Marketing Operations Manager

Copies of all notices from Customer to one or more AOCs shall be sent as specified above to:

   AMERITECH SERVICES, INC.
   2000 W. Ameritech Center Drive
   Location 2G90
   Hoffman Estates, IL 60196-1025
   ATTENTION: General Manager- Billing and Customer Information Services

If personal delivery is selected as the method of giving notice under this Section, a receipt of such delivery shall be obtained. The address to which such notices, demands, requests, elections or other communications is to be given by any Party may be changed by written notice given by such Party to the other Party pursuant to this Agreement.

XX.    THIRD-PARTY BENEFICIARIES
       -------------------------
       This Agreement shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

XXI.   GOVERNING LAW
       -------------
       The construction and interpretation of this Agreement and any claim arising hereunder or related to, whether contract or tort, shall be governed by the domestic laws of the State of Illinois.

XXII.  SEVERABILITY
       ------------
       If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from this Agreement and replaced by a valid and enforceable provision acceptable to both Parties which so far as possible achieves the same economic and other benefits for the Parties as the severed provision was intended to achieve, and the remaining provisions of this Agreement shall continue in full force and effect.

XXIII. ORDER OF PRECEDENCE
       -------------------
       In the event of any conflict between the provisions of this Principal Agreement and any Exhibits hereto, this Principal Agreement shall take precedence.

XXIV.  SURVIVABILITY OF OBLIGATIONS
       ----------------------------
       Notwithstanding expiration or termination of this Agreement, the provisions of this Agreement and each Party's obligations hereunder, which by their nature or context are required or intended to survive, shall survive and remain in full force and effect after such expiration or terminate.

XXV.   ENTIRE AGREEMENT
       ----------------
       This Agreement (including all Exhibits, Attachments and/or Schedules attached thereto) constitutes the entire understanding between the Parties and supersedes all prior Agreements, oral or written, representations, statements, negotiations, proposals and undertakings with respect to the subject matter hereof. The Parties acknowledge that this Agreement contains confidential information and agree to limit distribution of the Agreement to those individuals in their respective organizations with a need to know the contents of the Agreement. The Parties further agree to seek confidential status for the Agreement with any regulatory commission, court or other governmental body with which the Agreement must be filed, to the extent such a designation can be secured.

XXVI. HEADINGS
      --------
      The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meanings or interpretation of this Agreement.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first written above.

   TELCO DEVELOPEMENT GROUP OF DELAWARE, INC.

   Printed Name: Bryan Rachlin
                -----------------------
   Title: President
         ------------------------------
   Signature: /s/ Bryan Rachlin
             --------------------------
   Date: 7/5/95
        -------------------------------

   AMERITECH ILLINOIS,
   AMERITECH INDIANA,
   AMERITECH MICHIGAN,
   AMERITECH OHIO,
   WISCONSIN BELL, INC., dba AMERITECH WISCONSIN

   Signature: /s/ Thomas M. Wilson
             ---------------------------
   Printed Name: Tom Wilson
                ------------------------
   Title: Agent for the Ameritech Operating Companies
          -------------------------------------------
   Date: 7/10/95
        --------------------------------------------

   AMERITECH SERVICES, INC.

   Signature: /s/ Thomas M. Wilson
             ---------------------------------------
   Printed Name: Tom Wilson
                ------------------------------------
   Title: General Manager- Ameritech Long Distance
         -------------------------------------------
          Industry Services
         -------------------------------------------
   Date: 7/10/95
         --------------------------------------------

LIST OF EXHIBITS
- ----------------

A. Price Schedule
B. Services and Customer Responsibilities
C. Ameritech Billing and Collection Procedures
D. Specifications
   1. End User Billing from Rated Message Input Specifications
   2. Purchase/Collection of Accounts Receivables from Rated Message Input Specifications
   3. Tape and Data Transmission Specifications
   4. Bill Format Specifications
E. Proprietary Information
F. List of Interexchange Carriers
G. Ameritech Billing and Collection Services Requirements for handling 700 NXX XXXX, 900 NXX XXXX, NPA 976 XXXX (or like services) messages
H. Types of messages for which Billing and Collection Services are provided

                                  Confidential Treatment Requested. The redacted
                                    material has been separately filed with the
                                                  Commission.

                                                              EXHIBIT A

                           (start-up IN, Ml, OH, WI)
                                                       Date:
                                                            ---------------

                        BILLING AND COLLECTION SERVICES
                                 PRICE SCHEDULE

PRICE ELEMENT                   PRICE
- -------------                   -----
I. MONTHLY MINIMUM                   (*)         per Ameritech Operating
                                Company

The Monthly Minimum will be the minimum charge by the AOC for Billing and Collection Services covered by Price Element II below in a billed month. The Monthly Minimum will become effective in the first full month in which the AOC is ready to accept messages.

II. RATES FOR BILLING SERVICE

    A. Bill Rendering                              (*)
    B. Bill Processing

       1. Messages other than 900/Pay-Per-Call (and like services) Services:

          a. With Inquiry:                 Average  (*)  through  (*)  messages
                                           per bill  (*)    per message
                                                      or
                                           Average greater than  (*)  messages
                                           per bill #   (*)  per message for
                                           first  (*)  messages and  (*)   for
                                           each additional message (or portion
                                           thereof)

          b. Without Inquiry               Average (*)   through  (*) messages
                                           per bill- (*)  per  message***
                                                      or
                                           Average greater than  (*)   messages
                                           per bill - (*)  per message for first
                                                messages and  (*)   for each
                                           additional message (or portion
                                           thereof)**
                                                      plus
                                            (*)   per EC memo submitted to AOC
                                           IPOC, if applicable


       Average messages per bill shall be determined by dividing the total number of messages billed by the total number of bills rendered.

       * Bill may consist solely of credit entry(ies) from 41-50-01 Miscellaneous Credit Record.
       ** Each credit entry from 41-50-01 Miscellaneous Credit Record constitutes a message.
       *** The higher per message rate of (*) or (*) , as applicable, may be assessed in each instance where the AOC must perform the Inquiry function for the end user.

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.

                                                                EXHIBIT A

       2. 900/Pay-Per-Call Service Messages and like services:
          a. With Inquiry:                (*)   per message
          b. Without Inquiry:             (*)   per message***
                                          (*)      plus
                                                 per EC memo submitted to AOC
                                           IPOC, if applicable


III. POSTAGE ESCALATION FACTOR

     A postage escalation factor of  (*)        percent of any increases during
     the term of this Agreement in the United States postal rate applicable to the mailing of AOC bills shall be applied to revise the Bill Rendering rate element. For any increase to the rate for the predominant postal category used for mailing AOC bills, the following amount shall be added to the Bill Rendering rate:

     Postal increase amount X (*) percent (rounded to the nearest tenth of one cent).

     This postage escalator is applicable solely to the Bill Rendering rate element, which has been defined in Price Element II, above, as per bill. Bill Rendering is charged to Customer solely for those end users, bills which include charges for Customer. If an end user bill does not include charges for Customer, Customer shall not be assessed a Bl11 Rendering rate for that bill, and, therefore, shall not share in the postage costs (nor the escalator) applicable to that end user.

 IV. ONE-TIME SETUP CHARGE

     A one-time non-refundable set up charge of  (*)   shall be payable by
     Customer as follows:

          An initial installment of   (*)      is due and payable to the AOC
          upon execution of this Agreement by Customer.

          The second installment of such setup charge is due and payable with the charges contained in the first monthly invoice for Billing and Collection Services rendered to Customer under this Agreement. This
          amount shall be  (*)   .

  V. RATES FOR SYSTEM DEVELOPMENT

     Hourly labor rates for enhancements to billing programs once Billing and Collection Services are established are as follows:


          1/1/94 - 12/31/94    (*)
          1/1/95 - 12/31/95    (*)


     The number of hours will be established from a Time and Cost estimate provided by the AOC resulting from a review of the program request. The rate to be applied will be the prevailing rate at the time the work is authorized in writing by Customer and not necessarily the rate when the
     ---------------------
     work is actually performed.

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commision.

                                                                  EXHIBIT A

Vl. STANDARD PRODUCT CHARGES

    Certain programming requests that are of a general nature can be quoted since the programming work required to accomplish these changes is of a predictable nature. The categories of common requests are listed below (price ace per AOC):

        - Change Corporate Name on Bill                                (*)

        - Add, Change or Eliminate Logo on Bill                        (*)

        - Change Name and Logo on Bill                                 (*)

        - Change 800 Inquiry Number on Bill                            (*)

        - Change Name/Logo/800 Number                                  (*)

        - Change Name/800 Number                                       (*)

        - Establish Ohio County Tax Table                              (*)

        - Establish Gross Receipts Surcharge                           (*)





        - Change from tape to CMDS method of                           (*)
          message transmission or vice versa
        - Reports in tape format                                       (*)

           * NOTE: Charges apply if changes made subsequent to initial implementation of Billing and Collection Services for Customer in AOC's billing system.

                                                  Revised August 1, 1994

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.

                                                             Exhibit A

                                 (Start-up IL)

                                                               Date:
                                                                    ----------

                        BILLING AND COLLECTION SERVICES
                                PRICE SCHEDULE

PRICE ELEMENT                                 PRICE
- -------------                                 -----
        I. MONTHLY MINIMUM                     (*)    per month

        The Monthly Minimum will be the minimum charge by the AOC for Billing and Collection Services covered by Price Element II below in a billed month. The Monthly Minimum will become effective in the first full month in which the AOC is ready to accept messages.

    II. RATES FOR BILLING SERVICE

        A. Bill Rendering                      (*)   per bill rendered*

        B. Bill Processing


           1. Messages other than 900/Pay-Per-Call (and like services) Services:

              a. With Inquiry:      Average (*) through  (*) messages
                                    per bill -  (*) per message

                                                         or

                                    Average greater than (*)  messages per bill
                                     (*) per message for first (*) messages and (*) for each additional message (or portion thereof)


      b. Without Inquiry:           Average (*) through (*)  messages per
                                    bill -  (*) per message***
                                                        or
                                    Average greater than (*)  messages per
                                    bill -  (*) per message for first
                                    messages and (*)  for each additional
                                    message (or portion thereof)**
                                                       plus
                                    (*)   per EC memo submitted to AOC IPOC, if
                                    applicable


      Average messages per bill shall be determined by dividing the total number of messages billed by the total number of bills rendered.

      * Bill may consist solely of credit entry(ies) from 41-50-01 Miscellaneous Credit Record.
      ** Each credit entry from 41-50-01 Miscellaneous Credit Record constitutes a message.
      *** The higher per message rate of (*) or (*) , as applicable, may be assessed in each instance where the AOC must perform the Inquiry function for the end user.

                                           Confidential Treatment Requested. The
                                           redacted material has been separately
                                                      filed with the Commission.





                                                               Exhibit A

            2.  900/Pay-Per-Call Services Messages and like services:

                a. With Inquiry:                     (*)  per message

                b. Without Inquiry:                  (*)  per message***
                                                              plus
                                                     (*)  per EC memo submitted
                                                     to AOC IPOC, if applicable

III. POSTAGE ESCALATION FACTOR

     A postage escalation factor of (*)percent of any increases during the term of this Agreement in the United States postal rate applicable to the mailing of AOC bills shall be applied to revise the Bill Rendering rate element. For any increase to the rate for the predominant postal category used for mailing AOC bills, the following amount shall be added to the Bill Rendering rate:

              Postal increase amount X (*)percent (rounded to the nearest tenth of one cent).

     This postage escalator is applicable solely to the Bill Rendering rate element, which has been defined in Price Element II, above, as (*) per bill. Bill Rendering is charged to Customer solely for those end users' bills which include charges for Customer. If an end user bill does not include charges for Customer, Customer shall not be assessed a Bill Rendering rate for that bill, and, therefore, shall not share in the postage costs (nor the escalator) applicable to that end user.

IV.  ONE-TIME SETUP CHARGE

     A one-time non-refundable set up charge shall be payable by Customer as follows:

             An initial installment of (*) is due and payable to the AOC upon execution of this Agreement by Customer.

             The second installment of such setup charge is due and payable with the charges contained in the first monthly invoice for Billing and Collection Services rendered to Customer under this Agreement, as set forth below:

                    If customer is the only customer for whom the AOC commences provision of Billing and Collection Services on the date of this Agreement, this amount shall be (*).

                    If there is one additional customer for whom the AOC commences provision of Billing and Collection Services on the effective date of this Agreement, this amount shall be (*).

                    If there are two additional customers for whom the AOC commences provision of Billing and Collection Services on the effective date of this Agreement, this amount shall be (*).

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.

                                                                Exhibit A

V.  RATES FOR SYSTEM DEVELOPMENT

    Hourly labor rates for enhancements to billing programs once Billing and Collection Services are established are as follows

                 1/1/94  -  12/31/94           (*)
                 1/1/95  -  12/31/95           (*)

    The number of hours will be established from a Time and Cost estimate provided by the AOC resulting from a review of the program request. The rate to be applied will be the prevailing rate at the time the work is authorized
                                                                      ----------
    in writing by Customer and not necessarily the rate when the work is
    ----------
    actually performed.

Vl. STANDARD PRODUCT CHARGES

    Certain programming requests that are of a general nature can be quoted since he programming work required to accomplish these changes is of a predictable nature. The categories of common requests are listed below:

       - Change Corporate Name on Bill                  (*)

       - Add Change or Eliminate Logo on Bill           (*)

       - Change Name and Logo on Bill                   (*)

       - Change 800 Inquiry Number on Bill              (*)

       - Change Name/Logo/800 Number                    (*)

       - Change Name/800 Number                         (*)

       - Change from tape to CMDS method of message
         transmission or vice versa                     (*)

       - Reports in tape format                         (*)      per tape

         * NOTE: Charges apply if changes are made subsequent to initial implementation of Billing and Collection Services for Customer in AOC's billing system.

                                                        Revised August, 1994

                                   Exhibit B

                    Services and Customer Responsibilities

               For Provision of Billing and Collection Services



                                                   Revised November 1, 1994

1.  UNDERTAKING

    This Exhibit B identifies the AOC's services and Customer's responsibilities for the provision of billing and collection services. Unless otherwise indicated the terms used in this Exhibit B are as defined in Exhibit C,
    Section 4 - Glossary.

II. AOC SERVICES

    The AOC is responsible for providing the following services at the prices set forth in the Price Schedule, Exhibit A.

    A. "Billing Service" for message-billed and bulk-billed messages, specified as follows:

        A. Bill Processing Service
           -----------------------
           The integration of the toll master file processing/storing of rated Customer messages and rate elements, with current service order and cash activity, in preparation for message-billed or bulk-billed end user billing.

           Bill Processing Service may include the investigation of messages which pass the initial entry edits and subsequently become unbillable Customer messages.
           1. Message-billed service is an AOC service for an end user account with an end user common line where individual Customer messages are posted to the account and are listed on the bill rendered to the end user.

           2. Bulk-billed service is an AOC service for an end user account where individual Customer messages are not itemized but are summarized on the end user bill.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

B.  Bill Rendering Service
    ----------------------
    The preparation of and mailing to an end user, statements of amounts due for Customer services provided, collecting deposits and amounts due, record keeping (e.g., accounts processing), treating of accounts, and implementing subsequent collection procedures which may be required from time to time.

    Such statements of amounts due will be integrated with the AOC's own bill for local exchange service and will be combined into a single balance due. Bill Rendering Service also includes the processing of all basic account data.

C.  Inquiry Service
    ---------------
    The acceptance, referral and/or resolution of end user communications and claims regarding billing per AOC procedures. Inquiry Service shall be in accordance with Exhibit C, Subsection 1.8.

D.  Customer to AOC Data Transmission Services
    ------------------------------------------
    1. Data Transmission Service is the receipt of Customer message detail from the Bellcore CMDS I message distribution center in Kansas City, MO, or
    2. Data Transmission Service is the electronic transmission of Customer message detail from the Customer to the AOC or a centralized Ameritech location utilizing Connect:Direct (formerly known as NDM) software, or
    3. Data Transmission Service is the transfer of Customer message detail to the AOC by magnetic tape.

E.  Purchase/Collection of Accounts Receivable
    ------------------------------------------
    The AOC will purchase/collect Customer's receivables on AOC accounts and render integrated bills showing a single balance due. The Purchase/ Collection of Accounts Receivable will be limited to amounts due the Customer. The Customer is prohibited from assigning, transferring, selling, exchanging or giving the accounts receivable to any other entity or person, without the written consent of the AOC(s) and/or ASI.

    The AOC's purchase/collection of a Customer's accounts receivable shall be with recourse adjustments as set forth in Exhibit C, Subsection 2.1.2.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

            F. Denial of Service
               -----------------
               Where legally permitted and consistent with AOC policy, the AOC will provide Denial of Service to disconnect the end user's local exchange service in cases of insufficient payment of the full amount of the bill which shall set forth a single balance due for AOC and Customer services.

               The AOC will determine the necessity for denying end user access by an AOC procedure consistent with regulatory requirements.

III. CUSTOMER RESPONSIBILITIES

     The Customer will be responsible for the following:

     A. The Customer shall ensure that messages not covered by Exhibit H are not forwarded to the AOC for billing unless Exhibit H is modified upon written notice from the Customer, with implementation 30 days after completion of successful testing of a new message type. Otherwise the AOC(s) shall reject all such messages it discovers have been erroneously forwarded.

     B. Except as otherwise specified and ordered by the Customer, the Customer will rate all messages for the AOC accounts.

     C. The Customer will send to the AOC via tape, Connect:Direct, or the Centralized Message Data System ("CMDS"), messages which have been rated by the Customer and presented to the AOC in EMI record format. These rated messages will be delivered to the AOC on a regular basis.

     D. Messages to be delivered to the AOC by the Customer will be solely related to ANIs residing within the AOC's territory, and the AOC will not bill any other end users to which it does not ordinarily render bills.

     E. [Applicable in Illinois only]
        Customer authorizes the AOC to apply the AOC's tariffed billing, collection and payment terms and conditions, and to add Late Payment Charges to end user bills at the AOC's tariff rates, as applicable. The Customer shall, at all times, have a tariff or


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

    contract wherein the Customer specifies to the end users that the AOC's tariffed terms and conditions for billing, payment and collection, including charges for late payment, shall apply to the Customer's services that are billed by the AOC. If the Customer provides services for another provider of services that are billed by the AOC, the Customer shall require such provider to advise its end user customers of the application of the AOC tariffed terms and conditions, as provided herein, in such provider's end user contract, advertising or other appropriate notice to their end user customers.

F. The Customer shall accept adjustments made by the AOC to end user accounts if the AOC determines that a pending claim has not been acted upon by the Customer in accordance with Exhibit C, Subsection 1.10.

G. The Customer shall be responsible for an contacts and arrangements with its end users concerning the provision and maintenance of the Customer's service.

H. For messages other than 1 + or 10XXX1 +, the Customer shall be responsible for clearly identifying itself to end users and informing end users that they are purchasing the Customer's services with the billing for the message to be included with the AOC's bill.

I. The Customer shall notify the AOC in writing if the Customer intends to transmit to the AOC for billing any messages attributable to any entity other than Customer. Such notification shall identify any such entity and shall be given not less than thirty (30) days prior to the first transmission to the AOC of such entity's message(s).

J. The Customer shall retain a copy of the rated message detail for Bill Processing Service furnished to the AOC for at least ninety (90) days from the date provided.

K. The Customer shall not publicize or represent to others that the AOC jointly participates with the Customer in the development of the Customer's end user records, accounts, data bases or market data, records, files and data bases or other systems.


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

     L. The Customer has been provided with the current Ameritech policy on objectionable programs as set forth in the Ameritech Billing Services Guidelines (Attachment 1 hereto) and agrees to abide by these requirements, as modified from time to time by the AOC.

     M.  [Applicable in Ohio only]
         The Customer, on its behalf or on behalf of its subtending clients will provide the AOC a copy of the certificate of convenience and necessity that authorizes the Customer or its subtending clients to provide Ohio intrastate toll operator services or provide the AOC with a written statement as to its certification status. If such certificate or written certification status is not provided, then the AOC may refuse to provide intrastate billing and collection services under this Agreement.

     N. Where the Customer has not requested that the AOC perform Inquiry Services, in instances where the Customer does not adequately respond to the end users inquiries, and the AOC has to assume these responsibilities, the Customer will be assessed the higher per message rate set forth in Exhibit A.

IV.  PRICES

     Included In the Price Schedule are the prices applicable to the Billing and Collection Services covered by this Exhibit B, Section II.

     From time to time Customer may order additional services. If the AOC decides to make such additional Customer specific service available, the prices, terms and conditions of the additional service will be separately negotiated.




                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                   Exhibit C



                                   Ameritech



                       Billing and Collection Procedures







                                                             Revised 8-30-95

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                               EXHIBIT C

                               TABLE OF CONTENTS

1.0 MESSAGE BILLING SERVICES

     1.1  Initial Entry Editing
     1.2  Pricing
     1.3  Toll Master File Maintenance
     1.4  Message Data Transmission
     1.5  Bill Rendering
     1.6  Payment and Remittance Processing
     1.7  Treatment and Collection
     1.8  Inquiry
     1.9  Disputed Billed Amounts
     1.10 End User Adjustments
     1.11 End User Bill Format

2.0 SETTLEMENT TERMS

     2.1  Net Purchase/Collected Amount Due the Customer
     2.2  Amount Due the AOC
     2.3  Settlement of Disputed Amounts

3.0 CHANGE REQUESTS

     3.1  Customer-Initiated Changes

4.0 GLOSSARY



                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                  Exhibit C

1.0 MESSAGE BILLING SERVICES

    1.1 INITIAL ENTRY EDITING

        Refer to Exhibit D, Tape and Data Transmission Specifications.

    1.2 PRICING

        Refer to Exhibit A, Price Schedule.

    1.3 TOLL MASTER FILE MAINTENANCE

        1.3.1 The AOC will provide to the Customer, Toll Master File Maintenance Services, establishing and maintaining end user accounts for all Customer messages for which the AOC has Bill Processing Service responsibilities.

        1.3.2 For Toll Master File Maintenance, the Customer will identify the end user account to be billed and will provide rated messages, in the standard EMI format, delivered to the AOC-specified location. The AOC will accept rated message data less than ninety (90) calendar days old. (See Exhibit D, Tape and Data Transmission Specifications for exceptions.)

        1.3.3 Rated messages which the AOC cannot bill for any reason from Master File Maintenance input may be reviewed by the AOC Message Investigation Center (MIC) group. Upon completion of the review, the billable messages will be posted. Unbillable messages, as defined in Subsection 4 of this Exhibit C, and duplicate messages will be deducted on the Purchase/Collection of Accounts Receivable Statement.

        1.3.4 The Toll Master File will contain standard AOC information such as, but not limited to:

               A. Billing telephone number
               B. Status of line (active, final, etc.)
               C. Effective date of line status
               D. AOC class of service (Business/Residence/Coin)

        1.3.5 AOC service order activity will be processed to maintain billing integrity for end user messages.

1.4 MESSAGE DATA TRANSMISSION

    Refer to specifications in Exhibit D, Tape and Data Transmission Specifications.

1.5 BILL RENDERING

    1.5.1 The AOC will provide Bill Rendering Services to the Customer for those end users for which the AOCs establish and/or maintain an account.

          1.5.1.1 For accounts the AOC bills for the Customer, the AOC will provide Bill Rendering Services for billable message data within sixty (60) calendar days of receipt of the messages.

          1.5.1.2 Messages which are received in the AOC for billing but which are found to be unbillable will be deducted on the Purchase/Collection of Accounts Receivable Statement.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                  Exhibit C

         1.5.2 The AOC Bill Rendering Services will provide an integrated end user bill with separate charge elements for each serving entity.

         1.5.3 The AOC will provide investigation, whenever possible, for the Customer's messages that have errored as unbillables. Upon completion of the investigation, the billable messages will be posted. The unbillable messages, as defined in Subsection 4 of this Exhibit C, will be deducted on the Purchase/Collection of Accounts Receivable Statement.

         1.5.4 The AOC will retain Customer billing data (bills, etc.) for a period of time consistent with applicable regulatory or legal requirements or as otherwise negotiated.

         1.5.5 The AOC will perform Bill Rendering Services for the Customer at a level consistent with AOC service measurement criteria.

1.6 PAYMENT AND REMITTANCE PROCESSING

         1.6.1 The AOC will provide Payment and Remittance Processing Services for all end users for which the AOC performs Bill Rendering Services for the Customer.

         1.6.2 The AOC is currently applying all cash transactions to a single balance due on an end user account. End user designation of payment to a specific portion of the balance due will not be permitted except where mandated by a State Commission.

         1.6.3 The AOC will perform Payment and Remittance Processing Services on the Customer's behalf at a level consistent with AOC service measurement criteria.

1.7 TREATMENT AND COLLECTION

         1.7.1 The AOC will provide Treatment and Collection Services in an attempt to control or collect appropriate outstanding balance due amounts.

         1.7.2 The AOC will perform Treatment and Collection Services for the Customer consistent with the regulatory requirements and/or the treatment of similar AOC charges.

         1.7.3 Final collection efforts will begin following unsuccessful treatment and may ultimately result in the referral of the account to an outside collection agency and/or write-off of the account as uncollectible. The Customer shall not engage in its own independent collection efforts against the account.

         1.7.4 Amounts collected by the AOC or its collection agent following declaration of final bad debt on an account shall be shared between the AOC and the Customer, net of collection charges, based on each entity's share of the original charges.

         1.7.5 The AOC will utilize the same steps and procedures in collecting the Customer's accounts as it does on its own behalf.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                  Exhibit C


         1.7.6 The AOC will determine and collect deposits from end users for which the AOC provides Billing and Collection Services according to regulatory requirements and the AOC deposit policy. The AOC deposit policy is nondiscriminatory with regard to the entity on behalf of which the service is billed.

         1.7.7 For treatment & collection of 700, 900, 976 and like services calls, see Exhibit G.

1.8 INQUIRY

         1.8.1 The Inquiry Services provided to the Customer by the AOC include, but are not necessarily limited to, the following post-billing inquiries:

                A. Dispute of billing charges
                B. Explanation of billed charges

         1.8.2 The AOC will follow standard AOC procedures by which it will perform the Inquiry Services related to end user charges for the Customer's service.

                1.8.2.1 The AOC will provide standard procedures for its Business Offices to handle, resolve, and/or refer end user inquiries and claims to the Customer.

                1.8.2.2 The AOC will perform standard claim investigation functions for the Customer in order to resolve inquiries.

                1.8.2.3 Following standard procedures, the AOC may determine an adjustment is necessary/appropriate and enter the adjustment into the billing system.

                1.8.2.4 AOC Inquiry Services provided to the Customer may include interactions with other AOC functional groups, such as the Customer (i.e., end user) Name and Address
                         (CNA) and Message Investigation Center (MIC) groups.

         1.8.3 The AOC will perform Inquiry Services for the Customer at a level consistent with AOC service measurement criteria.

         1.8.4 In instances where the Customer does not adequately respond to the end users inquiries, and the AOC has to assume these responsibilities, the Customer will be assessed the higher per message rate set forth in Exhibit A, and the AOC will adjust the charges, if applicable.

1.9 DISPUTED BILLED AMOUNTS

         1.9.1 When the Customer performs their own inquiry, and the end user is not satisfied with the position the Customer has taken in resolving the claim, the AOC will advise the end user that the details of their claim will be referred to the Customer. The AOC will also advise the end user that the Customer will call upon receipt of the claim to discuss resolution and will notify the AOC of the disposition. The AOC then prepares and forwards an AOC/IC memo, with call details attached, notifying the Customer of the unresolved claim and the need to contact the end user for resolution. The AOC/IC memo is noted as "Initial Recourse".



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                Exhibit C

         1.9.2  The AOC must receive notice of claim resolution within thirty
                (30) days of the AOC/IC memorandum issued date. If the resolution is received, the AOC will proceed according to Customers instructions on the AOC/IC memo. In cases where the AOC agrees that the charges have been adequately supported, but cannot deny service for regulatory reasons, or the AOC does not agree that the charges have been adequately supported, the AOC will issue an adjustment and the Customer will receive notification via the Detailed Adjustment Report.

                1.9.2.1 If the Customer grants the adjustment, response to the AOC must include the date and method that will be used to credit end users account, and must be processed within thirty (30) days of the receipt of the AOC/IC memorandum.

                1.9.2.2 If the Customer declines the adjustment, the response to the AOC must include the reason the adjustment was declined, the date and method of customer contact, and the name of the responsible person who accepted the claim resolution.

         1.9.3 The Customer shall not require the AOC to respond to Customer Inquiries on end user adjustments that are more that ninety (90) days from date of Detail Adjustment Report.

1.10 END USER ADJUSTMENTS

       With Inquiry:

       1.10.1 The AOC will provide to the Customer the criteria by which the AOC will handle adjustments.

               1.10.1.1 In cases where a volume discount has been applied, the adjustment will be calculated on the face value of the call.

       1.10.2 AOC will enter the adjustment into the billing system and will notify the Customer via the Detailed Adjustment Report.

       1.10.3 If the Customer subsequently determines an adjustment is not warranted, the Customer will contact the end user, sustain the claim and resend the message to the AOC.

       1.10.4 The AOC and the Customer will ensure that adjustments properly reflect the entity on whose behalf the charges were originally billed.

               1.10.4.1 In cases where fraud has been identified, losses will be recoursed to each entity based on its actual share of the original charges.

       1.10.5 The AOC will handle end user adjustments for the Customer at a level consistent with AOC service measurement criteria.

       Without Inquiry:

       1.10.6 In instances where the Customer does not adequately respond to the end users inquiries, and the AOC has to assume these responsibilities, the Customer will be assessed the higher per message rate set forth in Exhibit A, and the AOC will adjust the charges, if applicable.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                 Exhibit C


1.11 END USER BILL FORMAT

         1.11.1 The Customer's portion of an integrated end user bill, with separate pages for the AOC and the Customer, will be implemented by the AOC. All charges will be considered owed to the AOC and will be reflected in one total balance due.

         1.11.2 When provided, the Customer's corporate logo will be displayed on the Customers pages of the end user bill.

         1.11.3 The integrated bill will contain one payment document, with one total amount due, and one return envelope.

         1.11.4 A billing inquiry telephone number and a Customer contact telephone number, when provided, will be displayed on the Customer's portion of the end user bill.

         1.11.5 Bill detail for the Customer will begin on a new page, and the last page of Customer detail will not include entries for any other entity.

         1.11.6 The Customer's charges will be subtotaled.

         1.11.7 All amounts for the Customer's services will be taxed as appropriate and displayed separately.

         1.11.8 A bill message may be provided on the Customer's portion of the bill based upon the terms and conditions separately negotiated and contracted.

2.0 SETTLEMENT TERMS

    2.1  NET PURCHASE/COLLECTED AMOUNT DUE THE CUSTOMER

         2.1.1 Formula for Calculation of the Net Purchase/Collected Amount Due the Customer

               The AOC will use the following formula for the calculation of the Net Purchase/Collected Amount Due the Customer for the Purchase/Collection of Accounts Receivable:

                          Total Revenue Accepted

                       +  Total Billed Taxes/Surcharges (AOC-generated)
                     +/- Recoursed Adjustments, Discounts, Duplicates, Unbillables and Rebills

                       -  Uncollectible Bad Debt Allowance

                     +/-  Uncollectible Settlement True-Up

                       -  Gross Receipts Tax (if applicable)

                     ----------------------------------------------
                       =  Net Purchase/Collected Amount Due the Customer



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                  Exhibit C

A. Total Revenue Accepted

   The Customer will provide rated data sets or transmissions to the AOC on a prearranged schedule. The AOC edits the data set for unbillable and untimely messages. The AOC also edits to assure the data set balances to totals predetermined by the Customer and supplied in the data set trailer record.

   If there are no edit errors found in the pack header or trailer records, individual message records are edited for acceptability. The AOC purchases all the message records in the pack that are determined to be acceptable.

   The revenue on the Purchase/Collection of Accounts Receivable Statement(s) will include all revenues accepted from the transmissions for a specific journal month.

B. Total Billed Taxes/Surcharges (AOC-generated)

   Billed taxes include all AOC-generated Federal, State, and local taxes and additional charges due to taxes which have been billed to the end user.

   Surcharge amounts include all amounts billed to the end user as directed by the Customer.

C. Recoursed Adjustments, Discounts, Duplicates, Unbillables, and Rebills

   1. Recoursed Adjustments

      Recoursed Adjustments are amounts that the AOC removes from end user balances and charges back to the Customer via a deduction on the Purchase/Collection of Accounts Receivable Statement. They may be initiated by the Customer or by the end user and include, but are not limited to, adjustments made to end user bills to correct the charges on current or prior bills; lawfully billed amounts removed from end user balances at the direction of the Customer; and disputed billed amounts removed from end user balances per Paragraph 1.9.2.

   2. Discounts

      Discounts are credits to an end user's account and may apply on either an individual message basis or a bulk basis. Discounts are subtracted on the Purchase/Collection of Accounts Receivable Statement.

   3. Duplicates

      Duplicates are end user messages which have been successfully processed through the initial edits but which are later found to match other messages already awaiting billing. Once duplication is confirmed, duplicate messages are dropped from the processing stream. Since duplicate messages are included in the Total Revenue Accepted but do not get billed, they must be deducted on the Purchase/Collection of Accounts Receivable Statement.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                   Exhibit C


             4. Unbillables shall be defined as:

                . Unidentified messages which become unbillable after current
                  AOC investigation procedures are used, e.g., messages from a billing number where no account can be found.

                . A message having invalid data that was detected after
                  successful processing of the transmission and after final attempts to correct have failed per current AOC procedures, (e.g., invalid NPA NXX RAO combination) or third number and/or collect messages received for billing on an account which includes a "toll billing exception" indicator.

             5. Rebills

                Rebills are end user messages that the AOC bills again to the same or other end user accounts within the AOC after having adjusted the message amounts and applicable taxes.

                The Federal, State, or local taxes associated with the rebill would be included in the "Total Billed Taxes" portion of the Purchase/Collection of Accounts Receivable Statement.

          D. Uncollectible Bad Debt Allowance (for Bad Debt on Accounts Which Have Received Final Bills)

             The AOC will subtract on the Purchase/Collection of Accounts Receivable Statement an amount for Anticipated Uncollectibles. Anticipated Uncollectibles are estimated amounts representing the portion of the Total Revenue Accepted, plus or minus adjustments, which the AOC expects will ultimately become Realized Uncollectibles.

             Realized Uncollectibles are amounts lawfully billed to end users by the AOC, which, after standard intervals and application of standard collection procedures, the AOC determines to be impracticable of collection and which are added to the AOC's Realized Uncollectible Accounts identified with the Customer.

             The AOC will determine the amounts for Anticipated Uncollectibles by multiplying the Total Revenue Accepted, plus or minus adjustments, by the Uncollectible Factor, rounded to the nearest 1/100,000th. The Uncollectible Factor will be determined as described in 1 to 3 following.

             1.  Uncollectible Factor - Initial Period (New Billing and
                                        --------------
                 Collection Customer only)

                 At the time a new Customer orders Billing and Collection Services, the AOC will determine the Customer's Uncollectible Factor for the Initial Period. The Initial Period shall be the first nine months for which the Customer is provided Billing and Collection Services if the ninth month is the last month in a calendar quarter (i.e., March, June, September, or December). If the ninth month is the first or second month in a calendar quarter, then the Initial Period shall be the first eight or ten months for which the Customer orders such service.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                 Exhibit C


             2.  Uncollectible Factor- Subsequent Periods

                 At the end of the Initial Period that Billing and Collection Services are provided to the new Customer, and at three-month intervals thereafter, the AOC will revise the Uncollectible Factor to be used in determining the Anticipated Uncollectible amounts for the ensuing three-month period. Existing Customers who extend the term of their billing agreement(s), or who sign a new agreement as a result of the detariffing of Billing and Collection Services, will not begin a new nine month initial period. Rather, their existing Uncollectible Factor, as may be updated at the previously established quarterly intervals, will be carried forward to the new or extended agreement. Where the AOC and Customer enter into a new billing agreement, use of the existing Uncollectible Factor and the previously established quarterly intervals shall not be construed to incorporate by reference any terms or conditions of any previous Billing and Collections agreement between the AOC and Customer.

             3.  Calculation of the Uncollectible Factor

                 The Uncollectible Factor will be revised as follows:

                 a. The AOC will determine the total amount of all end user billing which, after standard intervals and application of standard collection procedures, was written off to the Realized Uncollectible Accounts of the AOC during the most recent three month period. This Realized Uncollectible amount will reflect any payments, applicable deposits, and accrued interest converted to payments, or Recoursed Adjustments as described in Paragraph 2.1.1.C preceding, which were applied during the most recent three-month period to end user accounts whose unpaid balances have been included in the Realized Uncollectible amounts for the same or earlier periods.

                 b. This total Realized Uncollectible amount will be used by the
                    AOC in an apportionment study to determine the Uncollectible Bad Debt Allowance for each billing entity during the three month period. Apportionment percentages used to determine each entity's Realized Uncollectibles will be based on the proportion of charges for those Customer accounts written off during the three month period.

                 c. Each Customer's Realized Uncollectible amount for the most recent three-month period will be divided by the Customer's Total Revenue Accepted, plus or minus adjustments, for the three month period ending six (6) months prior to the end of the most recent three-month period. The result of this calculation will be the Uncollectible Factor to be used in the ensuing three month period.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                     Exhibit C

                 d. This factor will be used by the AOC as follows:

                    MONTHS OF STUDY          MONTHS FACTOR APPLIED
                    ---------------          ---------------------
                    Oct., Nov., Dec.         Jan., Feb., March
                    Jan., Feb., March        April, May, June
                    April, May, June         July, Aug., Sept.
                    July, Aug., Sept.        Oct., Nov., Dec.

                 After the end of each three months, the AOC will determine a new Uncollectible Factor in the same manner as above for application in the ensuing three-month period.

           E. Uncollectible Settlement True-Up

              Every month the AOC will calculate an Uncollectible Settlement True-Up amount as follows. The Realized Uncollectible amount for the most recent month will be subtracted from the amount of Anticipated Uncollectibles (Allowance for Uncollectibles) from the month ending six (6) months prior.

              NOTE: The first Uncollectible True-Up following the initial period of billing will include the Anticipated Uncollectibles from the first month of billing through the sixth previous month.

              This difference will be the Uncollectible Settlement True-Up amount used to compensate for the amount by which the Anticipated Uncollectibles exceeded or were less than the Realized Uncollectibles. The true-up settlement will be included on the Purchase/Collection of Accounts Receivable Statement of the next month.

           F. Gross Receipts Tax

              Income from Accounts Receivable may be subject to a State Gross Receipts Tax. If applicable, the Customer will compensate the AOC for this additional tax liability including a gross-up designed to offset the additional tax liability caused by the reimbursement. The AOC will calculate the Gross Receipts Tax amount each bill month and subtract it in the calculation of the Net Purchase/Collected Amount Due the Customer.

    2.1.2  Final True-Up Upon Cessation of Billing and Collection Services

           For a period of one year after the AOC ceases to provide Billing and Collection Services to the Customer, the AOC shall continue to determine Recoursed Adjustments as set forth in Paragraph 2.1.1.C preceding, which are made during this one-year period. The AOC will also continue to determine the Realized Uncollectible amounts which occur during this one year period.

           A. Recoursed Adjustments

              The AOC will subtract from the last regular Purchase/Collection of Accounts Receivable Statement(s) an amount for anticipated Recoursed Adjustments during this one-year period. The AOC will calculate the amount to be subtracted by multiplying the total Recoursed Adjustments for the previous twelve {12) months, as detailed on the Purchase/Collection of Accounts Receivable Statements, times

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                  Exhibit C


     25%. Customer may make additional payments for anticipated
     Recoursed Adjustments.

     This amount subtracted for anticipated Recoursed Adjustments will be used on a monthly basis as an offset against Recoursed Adjustments incurred by end user accounts on behalf of the Customer during the one-year period. The Customer will receive a monthly statement of such amounts from the AOC during the one-year period.

     After the one-year period has elapsed, the AOC will determine the settlement amount by which the Recoursed Adjustments exceeded or were less than the anticipated Recoursed Adjustment. The AOC will prepare a Settlement Statement one month after the one-year period has elapsed which will reflect the final settlement amount. The AOC will provide the Customer a copy of that statement and will make available to Customer all documentation used in preparation of the Settlement Statement.

     The AOC will pay the Customer the amount by which the actual Recoursed Adjustments are less than the anticipated Recoursed Adjustments. The Customer will pay the AOC the amount by which actual Recoursed Adjustments exceeded the anticipated Recoursed Adjustments. Amounts are to be paid within twenty (20) calendar days of receipt of the Settlement Statement (Payment Date). Interest charges will be applied at the rate described in Paragraph 2.1.7 to the settlement amount from the date the anticipated Recoursed Adjustment amount was subtracted from the Purchase of Accounts Receivable Statement, until the date the Settlement Statement is prepared and forwarded to the Customer.

     If the settlement amount is not paid by the Payment Date, twenty (20) calendar days from receipt of the Settlement Statement by Customer, interest will be charged at the rate described in Paragraph 2.1.7.

  B. Uncollectibles

     The AOC will make six (6) additional monthly true-ups in the first half of the one-year period to settle for the last six months of billing prior to the end of the contract. After the one-year period, the AOC will calculate the amount by which amounts for Anticipated Uncollectibles during the entire period that such services were provided exceeded or were less than the Realized Uncollectibles for the same period, plus the one-year period. The AOC will prepare a Settlement Statement, one month after the one-year period has elapsed, which will reflect the amounts by which Realized Uncollectables exceeded or were less than Anticipated Uncollectibles.

     The AOC will pay the Customer the amount by which the Anticipated Uncollectibles exceeded the Realized Uncollectibles. The Customer will pay the AOC the amount by which Realized Uncollectibles exceeded Anticipated Uncollectibles. Amounts are to be paid by the Payment Date, twenty (20) calendar days from receipt of the date of the Settlement Statement by Customer. After the Payment Date has passed, interest will be charged at the rate described in Paragraph 2.1.7.


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                    Exhibit C

          C. Special Anticipated Uncollectibles

             The AOC may subtract from the last regular Purchase/Collection of Accounts Receivable Statement(s) an amount for a significant Anticipated Uncollectible amount. The AOC and the Customer will agree upon the amount to be subtracted.

             If the Anticipated Uncollectible amount does not occur before the one-year period has elapsed, the AOC shall pay the Customer the amount subtracted from the Purchase/Collection of Accounts Receivable Statement. Interest charges will be applied, from the date of the subtraction, at the rate described in 2.1.7.

          D. Netting of Uncollectible Settlement True-Up and Recoursed Adjustment True-Up Amounts

             The AOC can remit the net amount to the Customer on the Payment Date if such net amount is due the Customer. If such net amount is due the AOC, the Customer can remit the net amount to the AOC on the Payment Date.

    2.1.3 Statement of Amount Due the Customer

          A Statement of Amount Due, e.g., the Purchase/Collection of Accounts Receivable Statement, will be provided to the Customer by the AOC on a monthly basis.

    2.1.4 Payment Date

          The Payment Date will be determined as defined in the Purchase/Collection of Accounts Receivable by Rated Message Input Specification (Exhibit D). If the calculated Payment Date is a Saturday, Sunday, or AOC/Customer bank Holiday, payment for the Net Purchase/Collected Amount will be due to the Customer as follows:

          A. If such Payment Date falls on a Sunday or on a Holiday which is observed on a Monday, the Payment Date shall be the first non-Holiday day following such Sunday or Holiday.

          B. If such Payment Date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the Payment Date shall be the last non-Holiday day preceding such Saturday or Holiday.

    2.1.5 Payment Method

          Any payment to the Customer from the AOC may be paid by check, or draft to the payee's lockbox address, or by electronic funds transfer to a designated bank account. Payment must result in immediately available funds on the Payment Date. If any portion of the Net Purchase/Collected Amount is received by the Customer in funds which are not immediately available to the Customer, then a Late Payment Penalty shall be due the Customer. The AOC will have full responsibility for ensuring that payment is received by the Payment Date.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                         of Ameritech Services, Inc.

                                                                   Exhibit C

    2.1.6 Payment Detail

          Any payment to the Customer from the AOC must identify the Purchase/Collection of Accounts Receivable Statement being paid.

    2.1.7 Late Payment Penalty

          If any portion of the Net Purchase/Collected Amount is received by the Customer after the Payment Date, or if any portion of the Net Purchase/Collected Amount is received by the Customer in funds which are not immediately available to the Customer, then a Late Payment Penalty shall be due the Customer. The Late Payment Penalty shall be the portion of the Net Purchase/Collected Amount (as defined in Paragraph 2.1.1) received after the Payment Date, times a late factor, compounded daily for the number of calendar days from the Payment Date to and including the date that the funds are made available to the Customer. The factor for each day shall be the lesser of:

          A. The highest interest rate (in decimal value) which may be levied by law for commercial transactions in the State in which the AOC provides Billing and Collection Services to the Customer, or

          B. 0.000454 per day compounded daily, resulting in an effective annual rate of 18%.

    2.1.8 Late Payment Resulting from Bank Error

          Any late payment resulting from bank error will not be subject to the Late Payment Penalty provided the AOC can verify that it was not at fault. Rather, the error will be resolved by the banks involved. It is the responsibility of the AOC to notify the banks involved and coordinate resolution of the error.

2.2 AMOUNT DUE THE AOC

    2.2.1 General

          A Statement of the Amount Due the AOC will be provided to the Customer by the AOC on a monthly basis. The Amount Due the AOC equals all appropriate Billing and Collection Services charges billed under contract or any applicable tariffs. Access charges are not to be considered a portion of the Amount Due the AOC as part of this Agreement.

    2.2.2 Payment Date

          The Amount Due the AOC is due from the Customer on the same date as the bill date but in the following month unless the bill is received by the Customer less than twenty (20) calendar days prior to that date, in which case the due date shall be twenty (20) calendar days after the Customer's receipt of the bill. It is the Customer's responsibility to substantiate that a bill was received after the specified time frame. If the Payment Date would cause payment to be due on a Saturday Sunday, or AOC/Customer/bank Holiday, payment for the Amount Due the AOC will be as follows:

          A. If such Payment Date falls on a Sunday or on a Holiday which is observed on a Monday, the Payment Date shall be the first non-Holiday day following such Sunday or Holiday.

                                 PROPRIETARY


  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
                Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

          B. If such Payment Date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the Payment Date shall be the last non-Holiday day preceding such Saturday or Holiday.

    2.2.3 Payment Method

          Any payment to the AOC from the Customer may be paid by check or draft to the payee's address (to be provided to the Customer by the AOC) or by electronic funds transfer to a designated bank account of the AOC (to be provided to the Customer by the AOC). Payment must result in immediately available funds on the Payment Date. If any portion of the Amount Due the AOC is received by the AOC in funds which are not immediately available to the AOC, then a Late Payment Penalty shall be due the AOC. The Customer will have full responsibility for ensuring that payment is received by the Payment Date.

    2.2.4 Payment Detail

          Any payment to the AOC from the Customer must identify the AOC invoice being paid.

    2.2.5 Netting of Amount Due AOC

          If the Amount Due is not received by the AOC or is received in funds not readily available to the AOC, on or prior to the Payment Date, as defined in Paragraph 2.2.2, the AOC may at its option either apply a Late Payment Penalty as defined in Paragraph 2.2.6 or may net the Amount Due the AOC with the Net Purchase/Collected Amount Due the Customer on the next Purchase/ Collection of Accounts Receivable Statement issued for the Customer.

    2.2.6 Late Payment Penalty

          Any payment received by the AOC after the Payment Date, or any payment received in funds which are not immediately available to the AOC on the Payment Date, will be subject to a Late Payment Penalty. The Late Payment Penalty shall be the portion of the Amount Due the AOC (as defined in Paragraph 2.1.1) received after the Payment Date times a late factor, compounded daily for the number of calendar days from the Payment Date to and including the date that the funds are made available to the AOC. The late factor for each day shall be the lesser of:

          A. The highest interest rate (in decimal value) which may be levied by law for commercial transactions in the State in which the AOC provides Billing and Collection Services to the Customer, or
          B. 0.000454 per day compounded daily, resulting in an effective annual rate of 18%.

    2.2.7 Late Payment Resulting from Bank Error

          Any late payment resulting from bank error will not be subject to the Late Payment Penalty provided the Customer can verify that it was not at fault. Rather, the error will be resolved by the banks involved. It is the responsibility of the Customer to notify the banks involved and coordinate resolution of the error.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
                Operating Companies without the written consent
                           of Ameritech Services, Inc.

                                                                       Exhibit C



2.3 SETTLEMENT OF DISPUTED AMOUNTS

    2.3.1 Notification of Disputed Amount

          Should either Party dispute any portion of the Amount Due (as defined in Paragraphs 2.1.1 and 2.2.1), said Party shall notify the other Party in writing of the nature and basis of the dispute. The claim period shall be limited to six (6) months from the issuance by AOC of the statement of Amount Due.

    2.3.2 Payment of Disputed Amount

          Should the dispute not be resolved by the Payment Date, the payer shall, notwithstanding the continuing existence of the dispute, pay the billed amount in accordance with settlement terms defined in Subsections 2.1 and 2.2, but said Party shall reserve and have claim against the other Partly for reimbursement if the dispute is resolved at a later date in favor of the claimant.

    2.3.3 Ultimate Settlement of Disputed Amount

          The Party receiving the notice of dispute shall have 30 calendar days from the notification date, or other mutually agreed period, to process the claim and notify the claiming Party of the claim status. Should the claim, in whole or in part, ultimately be resolved in favor of the claimant, the claiming Party shall be entitled to a financial settlement from the other Party to the extent the claim was sustained. If appropriate, interest on the financial settlement amount shall be calculated and remitted as follows:

          A. Interest will be calculated according to the late factor described in Paragraphs 2.1.7 or 2.2.5 and will include the period from the date such overpayment/underpayment was made available to the payee through the date that the overpayment/underpayment was made available to the payer.
          B. After written notice to the claiming Party that the claim has been sustained, the total amount of the financial settlement shall be remitted no later than 31 calendar days following resolution.

    2.3.4 Retention of Supporting Data Concerning Disputed Amount

          Both parties shall retain such detailed information as may reasonably be required for resolution of the disputed amount during the pendency of the dispute.

    2.3.5 Netting of Amounts Due AOC or Customer for Other Than Billing Services

          Neither the AOC nor the Customer shall perform any netting of the amounts due either Party for other services according to the provisions of this Agreement, except as previously described in Paragraphs 2.1.2.D and 2.2.5.

3.0 CHANGE REQUESTS

  3.1 CUSTOMER-INITIATED CHANGES

    3.1.1 Modifications of existing AOC systems or procedures may be required to implement billing changes for new or revised Customer services.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
                Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

    3.1.2 In such cases, the Customer will initiate a time and cost request which may include complete specifications or definitions for the requested change and will send to:

               Ameritech
               Billing and Customer Information Services Account Manager 2000 W. Ameritech Center Drive, Loc. 2G97F
               Hoffman Estates, IL 60196

    3.1.3 The Customer may pre-authorize the change request which would authorize developmental work to begin automatically without customer first approving the time and cost.

          NOTE: If clarification of the Customer's specifications is required, the AOC(s) will respond within ten (10) workdays of receipt of the written requested change from the Customer.

    3.1.4 Change Requests

          All change requests will be handled under the time and cost process.

          WITH SPECIFICATIONS:
          --------------------
          In addition to the ten (10) workdays classification response described above under the time and cost process, the AOC(s)will provide written specifications, if applicable, and any questions within two (2) weeks of receipt of the request.

          Responses to the questions should be provided in writing to the Billing & Customer Information Services Account Manager as indicated in Paragraph 3.1.2. The AOC(s) will modify the specifications accordingly.

          When both parties agree that the specifications accurately describe the work to be performed, the Customer will authorize the specifications in writing.

          The authorized specifications will be distributed to the AOC(s) to develop an estimate of the work effort involved to implement the change within 2 work days. A written time and cost estimate for the region will be provided by the AOC(s) within thirty (30) workdays of the date that the specifications were authorized.

          The Customer will have up to thirty (30) calendar days from receipt of the time and cost to authorize implementation. If implementation is jeopardized by waiting the thirty (30) calendar days, a shorter time frame may be requested. If implementation is to proceed, the Customer will provide written authorization of the time and cost to the Ameritech contact by date requested.

          Any changes to the original request will be subject to re-evaluation by the AOC(s) and Customer.

          WITHOUT SPECIFICATIONS:
          -----------------------
          The Time and Cost request will be distributed to the AOC(s) to develop an estimate of the work effort involved to implement the change within 2 workdays. A written time and cost estimate for the region will be provided

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
                Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C



          by the AOC(s) within thirty (30) workdays of the date that the specifications were authorized.

          The Customer will have up to thirty (30) calendar days from receipt of the time and cost to authorize implementation. If implementation is jeopardized by waiting the thirty (30) calendar days, a shorter time frame may be requested. If implementation is to proceed, the Customer will provide written authorization of the time and cost to the Ameritech contact by date requested.

          Any changes to the original request will be subject to reevaluation by the AOC(s) and Customer.

    3.1.5 Order of Magnitude Estimates

          In some cases, the Customer may not require the kind of detailed time and cost estimate described above but merely an indication of the proposed change's degree of difficulty and a broad estimate of when implementation could take place.

          In such cases, the Customer should submit a written request for an Order of Magnitude estimate to the Billing & Customer Information Services Account Manager as indicated in paragraph 3.1.2. All available information regarding the proposed change should be included with the request.

          Ameritech personnel will review the Customer's request, make any necessary assumptions required for evaluation, and determine whether the change would be easy, moderately difficult, or very difficult to implement.

          A written response will be provided to the Customer within thirty (30) workdays of receipt of the original request. The response will indicate the degree of difficulty involved in making the change and a broad estimate of the implementation date. When the AOC(s) responds to this type of request, the Customer shall consider it closed. These estimates shall not be considered as binding on the AOC(s). The AOC(s) will not charge the Customer for this Order of Magnitude estimate. Should the Customer wish to pursue actual implementation of the change, a request should be submitted as indicated in Paragraph 3.1.2.

    3.1.6 General

          The AOC will notify the Customer if it fails to implement a change on the agreed effective date. This notification will take place as soon as the AOC is aware of the problem, but not later than two business days after the effective date.

          In cases where a nationwide roll out of Customer product is involved, every effort will be made to expedite implementation. When regulatory orders require implementation sooner than the previous intervals, the AOC will be requested to extend its best efforts to meet tariff effective dates. If the AOC is unable to implement a billing change on the effective date, the Customer may request alternate arrangements on an individual case basis.

          The Customer will compensate the AOC for billing changes only to the extent such changes have been authorized by the Customer upon terms and conditions separately negotiated.

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

          For canceled requests, the Customer will compensate the AOC for expenses incurred up to the point of cancellation.

    3.1.7 System Embargo

          The AOC(s) will notify the Customer in advance when an AOC will be involved in a major project resulting in a billing system embargo for a period of time. Such embargo will not affect any existing request pending before the AOC for which written authorization has been received. Change requests received during an embargo will be handled on an individual case basis by the involved AOC.






                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

4.0 GLOSSARY

- --------------------------------------------------------------------------------
Access Charges     Amounts due the AOC under the FCC and State Access Service
                   Tariffs for interconnection to the AOC's local exchange network. Access charges are not to be considered a part of the Amount Due the AOC under the Billing and Collection
                   Services Agreement.

- --------------------------------------------------------------------------------
Adjustments        See Recoursed Adjustments.

- --------------------------------------------------------------------------------
Amount Due AOC     The Amount Due the AOC equals all charges for Billing and
                   Collection Services provided to the Customer under contract or any applicable tariffs.

- --------------------------------------------------------------------------------
Anticipated        Anticipated Uncollectibles are estimated amounts
Uncollectibles     representing the portion of the Total Revenue
(Allowance for     Accepted - plus or minus Adjustments, Discounts, Duplicates,
Uncollectibles)    Unbillables, and Rebills - which the AOC expects will
                   ultimately become Realized Uncollectibles.

- --------------------------------------------------------------------------------
AOC                Ameritech Operating Company, any of the following:
                      AMERITECH ILLINOIS,
                      AMERITECH INDIANA,
                      AMERITECH MICHIGAN,
                      AMERITECH OHIO,
                      Wisconsin Bell. Inc. dba AMERITECH WISCONSIN

- --------------------------------------------------------------------------------
AC/IC              The manual interface for exchanging account Memorandum
Memorandum         adjustment and claim information between the AOC and the
                   Customer.

- --------------------------------------------------------------------------------
AOC Service        This statement indicates that the AOC will perform the
Measurement        services for Customer at the same performance level that it
Criteria           performs the same service for itself.

- --------------------------------------------------------------------------------
Bill Date          The date of the AOC end user bill or the date of the
                   Statement of Amount Due the AOC, whichever applies.

- --------------------------------------------------------------------------------
Bill Processing    The integration of the Toll Master File processing/storing of
                   Customer messages with current service order and cash activity, in preparation for billing.

- --------------------------------------------------------------------------------
Bill Rendering     The preparation of and mailing to end users, statements of amounts due for Customer message-billed services.

- --------------------------------------------------------------------------------
Billed Taxes       All AOC-generated Federal, State, and local taxes, plus
                   additional charges due to taxes billed to the end user, which are included in the Net Purchase/Collected Amount Due the Customer for the Purchase/Collection of Accounts Receivable.

- --------------------------------------------------------------------------------
Billing and        The full range of services offered to the Customer by the
Collection         AOCs under the Billing and Collection Services Agreement or
Services           any applicable tariffs.

- --------------------------------------------------------------------------------
Billing and        Charges which make up the Amount Due the AOC for Billing and
Collection         Collection Services provided to the Customer under contract
Services           or applicable tariffs.
Charges

- --------------------------------------------------------------------------------


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

- --------------------------------------------------------------------------------
Change Requests    Requests by the Customer for implementation of billing
                   changes, which may involve modification of existing AOC systems or procedures, for new or revised Customer services.

- --------------------------------------------------------------------------------
CNA                Customer (i.e., end user) Name and Address Bureau.

- --------------------------------------------------------------------------------
Customer Any entity which subscribes to the Billing and Collection Services offered by the Ameritech Operating Companies.

- --------------------------------------------------------------------------------
Data Set The file containing end user messages which is transmitted by the Customer to the AOC for billing.

- --------------------------------------------------------------------------------
Data Transmission  Data Transmission Service is the receipt of Customer message
Service detail from the Bellcore CMDS I message distribution center in Kansas City, MO, or is the electronic transmission of Customer message detail from the Customer to the AOC or a centralized Ameritech location, or is the transfer of Customer message detail to the AOC by magnetic tape.

- --------------------------------------------------------------------------------
Denial Denying an end user's access to the network as a result of insufficient payment of the full amount of the bill.

- --------------------------------------------------------------------------------
Deposit Partial advance payment collected from end users under the conditions of the AOC deposit policy and in accordance with regulatory requirements.

- --------------------------------------------------------------------------------
Disputed Amounts   Amounts on which the AOC and the Customer disagree in either the Purchase/Collection of Accounts Receivable Statement or the Statement of the Amount Due the AOC, as covered in Subsection 2.3.

- --------------------------------------------------------------------------------
Disputed Billed    Charges in the end user's bill for which there is
Amounts            disagreement between the end user and the Customer, as
                   described in Subsection 1.11.

- --------------------------------------------------------------------------------
EMI Exchange Message Interface, the industry standard format for the exchange of message data between carriers.

- --------------------------------------------------------------------------------
End User           Any subscriber or user of a specific Customer service.

- --------------------------------------------------------------------------------
End User           The design of the billing media in a manner that will convey
Bill Format        to the end user the charges for telephone service (both AOC and Customer).

- --------------------------------------------------------------------------------
Entity An individual provider of telecommunications services which are billed in separate and distinct portions of the AOC bill to end users.

- --------------------------------------------------------------------------------
Final Bill         A bill rendered to an end user for outstanding amounts
                   following disconnection of all associated services.

- --------------------------------------------------------------------------------
Final True-Up      Settlement, between the AOC and the Customer, of Recoursed
                   Adjustments and Uncollectible Bad Debt which have carried over into the year following the end of AOC provision of Billing and Collection Services to the Customer.

- --------------------------------------------------------------------------------

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

- --------------------------------------------------------------------------------
Gross Receipts     A tax applicable, in some States, to the income derived from
Tax                Accounts Receivable. The tax may be imposed on AOC and
                   deducted from the Purchase/Collection of Accounts Receivable
                   Statement (e.g., Indiana gross receipts tax) or imposed on Customer and collected by AOC on behalf of Customer from end users (e.g., Wisconsin surcharge).

- --------------------------------------------------------------------------------
Initial Entry      The editing performed by the AOC upon receipt of data from
Services           the Customer. Record counts and message charges are balanced to ensure that no data has been lost in transmission.
                   Messages are edited to be certain that they conform to the required protocols and that the data elements required for processing are present.

- --------------------------------------------------------------------------------
Inquiries          The communications, either written or oral, to the AOCs
                   concerning end user billing.

- --------------------------------------------------------------------------------
Inquiry Services   The acceptance, referral, and/or resolution of end user
                   communications and claims regarding billing, per the written instructions provided by the Customer.

- --------------------------------------------------------------------------------
Integrated Bill    An end user bill containing charge elements for both the AOC and the Customer, with the Customer's portion being separate and distinct from the AOC's portion.

- --------------------------------------------------------------------------------
Net Purchase/      The formula for the calculation of the Net Purchase/Collected
Collected          Amount Due the Customer for the Purchase/Collection of
Amount Due         Accounts Receivable is as follows:
Customer
                   Total Revenue Accepted

                       + Total Billed Taxes/Surcharges (AOC-generated)

                     +/- Recoursed Adjustments, Discounts, Duplicates,
                         Unbillables and Rebills

                       - Uncollectible Bad Debt Allowance

                     +/- Uncollectible Settlement True-Up

                       - Gross Receipts Tax (if applicable)
                   ----------------------------------------------
                       = Net Purchase/Collected Amount Due the Customer

- --------------------------------------------------------------------------------
Netting Paying a net amount after applying credit for services rendered or for claims to cover disputes against the amount due the other Party. This practice is acceptable only as described in Paragraph 2.1.2.D.

- --------------------------------------------------------------------------------
Payment and        The process by which payments are received and applied to the
Remittance         end user's balance due for services provided by the Customer.
Processing

- --------------------------------------------------------------------------------
Payment Date       The due date by which the AOC must remit the Net
                   Purchase/Collected Amount Due the Customer or by which the Customer must remit the Amount Due the AOC - in immediately available funds - to avoid a Late Payment Penalty.

- --------------------------------------------------------------------------------


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C
- --------------------------------------------------------------------------------
Pricing Services   The application of discounts or allowances to a Customer's rated messages.

- --------------------------------------------------------------------------------
Purchase/          AOC will purchase/collect Customer's receivables on AOC
Collection of      Billing and Collection accounts and render integrated bills
Accounts           showing a single balance due. The Purchase/Collection of
Receivable         Accounts Receivable will be limited to amounts due the
                   Customer.

- --------------------------------------------------------------------------------
Purchase/          The statement which the AOC provides monthly to the Customer
Collection of      as identification of the Net Purchase/Collection Amount Due
Accounts           the Customer for the Purchase/Collection of Accounts
Receivable         Receivable.
Statement

- --------------------------------------------------------------------------------
Realized           Realized Uncollectibles are amounts lawfully billed to end
Uncollectibles     users by the AOC, which, after standard intervals and
                   application of standard collection procedures, the AOC determines to be impracticable of collection and which are added to the AOC's Realized Uncollectible Accounts identified with the Customer.

- --------------------------------------------------------------------------------
Rebills End user messages billed again to end user accounts following adjustments to the same or other end user accounts within an AOC. Since the original messages written off resulted in an adjustment in the Net Purchase/Collected Amount Due the Customer for the Purchase/Collection of Accounts Receivable, rebills must be added back into the Net Purchase/Collected Amount Due the Customer.

- --------------------------------------------------------------------------------
Recoursed          Recoursed Adjustments are amounts that the AOC removes from
Adjustments        end user balances and charges back to the Customer via a
                   deduction on the Purchase/Collection of Accounts Receivable
                   Statement. They may be initiated by the Customer or by the end user and include, but are not limited to, adjustments made to end user bills to correct charges on current or prior bills; lawfully billed amounts removed from end user balances at the direction of the Customer; and disputed billed amounts removed from end user balances per Paragraph 1.10.3.

- --------------------------------------------------------------------------------
Service Order      An order issued by the AOC to establish or maintain AOC end user accounts.

- --------------------------------------------------------------------------------
Settlement         The statements which identify the final true-up amount for
Statements         Recoursed Adjustments or Uncollectible Bad Debts for the year following the end of AOC provision of Billing and Collection
                   Services to the Customer.

- --------------------------------------------------------------------------------
Statement of       The Purchase/Collection of Accounts Receivable Statement.
Amount Due the
Customer

- --------------------------------------------------------------------------------
Statement of       The monthly bill issued to the Customer by the AOC for
Amount Due the     provision of Billing and Collection Services.
AOC

- --------------------------------------------------------------------------------
Surcharges         Charges applied to the end user bill, as directed by the
                   Customer, in compliance with a Commission ruling.

- --------------------------------------------------------------------------------


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                       Exhibit C

- --------------------------------------------------------------------------------
Tax Reports        The Management Reports providing all of the information
                   needed, on a monthly basis, for the Customer to meet the legal requirements for filing tax returns.

- --------------------------------------------------------------------------------
Time and Cost      Estimation of the number of hours and expense to complete a
(T&C) Process      project requested by the Customer. Ameritech Services
                   coordinates a regional response to Customer requests on a case-by-case basis.

- --------------------------------------------------------------------------------
Toll Master File   Maintaining a file of unbilled message details in line number
Maintenance        order or account sequence. Maintaining message details with an account in a predetermined sequence. Toll Master File
                   Maintenance takes service order (guide) activity into account, and new installs, finals, and telephone number changes will cause rearrangements of the master file sequence. Additional information is also maintained to identify unique services/options to which the billing account subscribes.

- --------------------------------------------------------------------------------
Total Revenue      The total value of the acceptable, rated end user messages
Accepted           received In the AOC for billing.

- --------------------------------------------------------------------------------
Treatment and      The standard methods for securing past due user revenue which
Collection         may include, but are not limited to, the preparation and
Services           mailing of account status notices to end users a established intervals and according to payment conditions, or the initiation of final collection efforts.

- --------------------------------------------------------------------------------
Unbillables        Messages which remain unidentified after standard AOC
                   investigation (e.g., messages from a billing telephone number where no account can be found), a message with invalid data which is detected after successful processing of the transmission and which fails standard AOC correction procedures (e.g., invalid NPA NXX RAO combination) or third number and/or collect messages received for billing on an account which includes a"toll billing exception" indicator.

- --------------------------------------------------------------------------------
Uncollectible Bad  The allowance subtracted in the calculation of the Net
Debt Allowance     Purchase/Collected Amount Due the Customer to compensate for anticipated revenue losses resulting from failure of the end user to pay legally earned service revenues.

- --------------------------------------------------------------------------------
Uncollectible      The percentage applied to Total Revenue Accepted, plus or
Factor             minus adjustments, to determine the Anticipated
                   Uncollectibles for a given time frame.

- --------------------------------------------------------------------------------
Uncollectible      The adjustment on the Purchase/Collection of Accounts
Settlement         Receivable Statement each month to compensate for the amount
True-Up            by which Anticipated Uncollectibles for the month ended six months prior exceeded or were less than the Realized
                   Uncollectibles related to that earlier month.

- --------------------------------------------------------------------------------
Uncollectibles     Amounts lawfully billed to end users by the AOC, which, after standard intervals and application of standard collection procedures, the AOC determines are impracticable of collection and are written off as bad debt on final accounts.

- --------------------------------------------------------------------------------

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                  Exhibit D-1

                               End User Billing

                           From Rated Message Input

                                Specifications




                                                        Revised November 1, 1994

                                 PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-1

1.0 GENERAL INFORMATION

    1.1   NARRATIVE SERVICE DESCRIPTION

          1.1.1  General Description

                 End User Billing-Rated Input

                 The Ameritech Operating Companies (AOCs) have agreed to provide CRIS data processing for the Customer on a contractual basis. This CRIS data processing offering is one method for the Customer to bill the end user.

2.0 INPUT REQUIREMENTS

    2.1   END USER BILLING-RATED INPUT

          2.1.1  Message Record Requirements

                 The input will be a standard EMI Message Record. The Messages will be rated by the Customer.

                 2.1.1.1  Record Layout

                          Attachment 1 lists the EMI records in effect at the execution of the agreement. Standard EMI record layouts will be used by the AOC and Customer unless otherwise agreed jointly by the AOC and Customer in writing.

                          Unshaded areas should be populated in accordance with EMI standards.

                          Shaded fields should be populated with default values. The default values are:

                                 x = blanks
                                 9 = zeros

          2.1.2  Control Header Record Requirements

                 The Control Header record is a standard EMI record and will be the first data record of each pack on a rated message file supplied by the Customer.

                 2.1.2.1 Record Layout

                         The record layout is presented in Attachment 2.

                         Unshaded areas should be populated In accordance with EMI standards.

                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                     Exhibit D-1


                         Shaded fields should be populated with default values. The default values are:

                                 x = blanks
                                 9 = zeros

          2.1.3  Control Trailer Record Requirements

                 The Control Trailer record is a standard EMI record and will be the last data record of each pack on a rated message file supplied by the Customer.

                 2.1.3.1  Record Layout

                          The record layout is presented in Attachment 3.

                          Unshaded areas should be populated in accordance with EMI standards.

                          Shaded fields should be populated with default values. The default values are:

                                 x = blanks
                                 9 = zeros

     2.2  DATA SET CHARACTERISTICS

          2.2.1  Tape Characteristics

                 All input files (tape) received from the Customer must contain OS Standard Label Tapes, 9 track tape, as negotiated between AOC(s) and Customer, 6250 B.P.I., for tape, with a block size of 2,450. The data set name should be ACCC01XX.

                                 A = AMERITECH
                               CCC = NUMERIC CARRIER CODE
                                XX = AOC COMPANY NUMBER
                                21 = AMERITECH OHIO
                                23 = AMERITECH MICHIGAN
                                25 = AMERITECH INDIANA
                                27 = AMERITECH WISCONSIN
                                29 = AMERITECH ILLINOIS

          2.2.2  Data Transmission

          2.2.3  CMDS I

                 2.2.3.1 The Customer's EMI messages will be separately packed. The separate Customer packs will be transmitted to CMDS I by the host Company. The dataset transmitted to CMDS I will be according to the industry standards for CMDS I.

                 2.2.3.2 After receiving the CMDS I dataset, separate the Customer packs from the AOC packs. Note: The Customer packs contain the Standard Customer pack header and trailer records while the AOC packs contain the Standard CMDS I pack header and trailer.

                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                     Exhibit D-1



                          2.2.3.2.1  Process the AOC packs as usual.

                          2.2.3.2.2 Process the Customer packs as if received by tape.

          2.2.4  Connect:Direct (formerly known as NDM)

                          2.2.4.1    Another negotiated method of Data
                                     Transmission is to use Connect:Direct
                                     network which would be established between the AOCs and the Customer.

                          2.2.4.2 This method must be negotiated separately and local set up security procedures will be followed.

                          2.2.4.3 Standard file structures and packing routines will continue to be followed.

          2.2.5  Media Sequence

                 2.2.5.1  End User Billing-Rated Input

                          Input media for End User Billing will be sorted by line number (NPA, NXX, LINE NO). The file may need to be sorted further to meet the AOC's message master file requirements.

3.0 PROCESSING REQUIREMENTS

    3.1   MESSAGE PROCESSING

          3.1.1  End User Billing-Rated Input

                 The following is the processing flow for rated messages received from a Customer for billing.

                 - Media is received from the Customer in rated EMI format via tape, cartridge, CMDS I, or Connect:Direct.

                 - Perform edit and processing procedures as outlined in the
                   "Tape and Data Transmission" specification.

                 - Records are maintained in the EMI format in the AOC. Messages are tracked through the AOC systems by using the Pack Header Bill RAO, creation date and invoice number.

                 - Records are distributed to the appropriate data processing center.

                 - Match messages to appropriate account.

                 - Unidentified messages are processed in accordance with
                   routines used for AOC messages.

                 - Accumulate message counts and toll charges of unidentified messages by the Customer and serial number (voucher number used by the Customer to reconcile revenue).

                 - Check messages for duplication in accordance with AOC
                   duplicate criteria used for all other messages omitting serial number from the duplicate criteria.

                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                     Exhibit D-1

                 - Accumulate message counts and toll charges of posted messages awaiting billing by the Customer and serial number.

                 - Messages requiring changes in billing information, other than rate, as a result of error correction should be forwarded to the appropriate center for billing if that center is within the same AOC.

                 - Extract messages for billing in accordance with AOC schedule for billing.

                 - Accumulate message counts, toll charges and taxes of messages extracted for billing by the Customer, invoice and serial number.

                 - Format messages for billing in accordance with format used for AOC messages. The serial number appears on the bill used for AOC purposes only and not on the end user's bill.

                 - Produce an Customer section of Detail Charges on the end user's bill.

                 - Messages requiring rebilling as a result of a post billing adjustment should be treated in accordance with the AOC(s) standard adjustment routines.

          3.1.2  Message Processing Exceptions

                 The above data flow requirements are of a general nature, and are to serve as a guideline only. Individual AOC message processing characteristics must be considered.

4.0 OUTPUT REQUIREMENTS

    4.1   END USER BILLING-RATED INPUT

          4.1.1  Bill Format

                 The level of detail required on the Customer's toll detail pages will coincide with what the AOCs are providing their end users, or what the AOC and Customer mutually agree to.

    4.2   REPORTS

          4.2.1  Billing Services Statistics

                 4.2.1.1  Invoice Summary Report

                          To provide the Customer with confirmation of receipt and processing of a rated message file, the Customer will receive an Invoice Summary Report. The report includes a list of all accepted and rejected packs with the associated message counts and toll charges. The "Tape and Data Transmission" specification describes the report procedures and includes a sample report.

                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                     Exhibit D-1

                 4.2.1.2  Customer Billing

                          To facilitate billing the Customer, counts must be provided for:

                          . number of messages processed, both interstate and
                            intrastate

                          . number of bills issued, both interstate and
                            intrastate

                          . average number of messages per bill

          4.2.2  Audit Statistics

                 Counts of messages should be produced by the Customer demonstrating inter and intra run record balancing.

5.0 ADDITIONAL COMMENTS

    5.1   BILL SEQUENCING

          The order that the Customer's charges will appear on the end user bill will be in ascending Numeric Carrier Identification Code (CIC).

          Questions on these specifications may be referred to Joe Zajac on 708-248-5098.




                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                    Attachment 1

                        ACCEPTED EMI RECORD INFORMATION

- - Accepted EMI Record Types:


Category            Group              Record Type/s
- -------------------------------------------------------------------------------
 01                 01                01, 06, 07, 12, 14, 16, 17, 18, 32, 35,
                                      37, 80-83
                    02                01, 06, 07, 08, 17, 80-83
                    04                01, 80, 81
                    05                01, 80, 81
                    07                01
                    50                32
 41                 01                01, 06, 08-12, 14, 16, 17, 18, 31-35, 37,
                                      80-82
 41                 02                01, 06, 09, 14, 17, 18, 32, 80-82
 41                 03                01, 32, 80
 41                 04                01, 18, 32, 80
 41                 05                01, 16, 17, 18, 32, 35, 37, 80, 81
 41                 06                01, 32, 80
 41                 07                01, 18, 32
 41                 50                01
 42                 50                01
 51                 01                01, 06, 07, 12, 14, 16, 17, 32, 35, 37,
                                      80-83
                    02                01, 06, 07, 08, 80-83
                    04                01, 80, 81
                    05                01, 80, 81
                    07                01
 71                 01                01, 06, 07, 12, 14, 16, 17, 32, 35, 37,
                                      80-83
                    02                01, 06, 07, 08, 80-83
                    04                01, 80, 81
                    05                01, 80, 81
                    07                01

                                 ATTACHMENT 2










                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech operating companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 2


                                 PACK CONTROL
                  EXCHANGE CARRIER (--) INTEREXCHANGE CARRIER
                                IC TO EC HEADER
              ---------------------------------------------------


                       [PACK CONTROL FORM APPEARS HERE]








                                    Page 1

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech operating companies without the written consent
                          of Ameritech Services, Inc.

                                 ATTACHMENT 3











                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech operating companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 3


                                 PACK CONTROL
                  EXCHANGE CARRIER (--) INTEREXCHANGE CARRIER
                               IC TO EC TRAILER
              ---------------------------------------------------






                        [PACK CONTROL FORM APPEARS HERE]








                                    Page 1

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech operating companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-1

                             TABLE OF CONTENTS

               SECTION 1.0              General Information

               SECTION 2.0              Input Requirements

               SECTION 3.0              Processing Requirements

               SECTION 4.0              Output Requirements

               SECTION 5.0              Additional Comments







                                  PROPRIETARY

                    Subject to restrictions on first page.

                                  EXHIBIT D-2

                        PURCHASE/COLLECTION OF ACCOUNTS

                                  RECEIVABLE

                           FROM RATED MESSAGE INPUT

                                SPECIFICATIONS



                                                        Revised November 1, 1994






                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                               TABLE OF CONTENTS


           SECTION 1.0               General Information

           SECTION 2.0               Definitions

           SECTION 3.0               Rebills

           SECTION 4.0               Procedures for Evaluating the Uncollectible
                                     Factor

           SECTION 5.0               True-Up Settlement Procedures

           SECTION 6.0               Purchase/Collection of Accounts Receivable
                                     Statement

           SECTION 7.0               Payment Remittance

             Attachment 1               Journal Month

             Attachment 2               Collection Period Lag Factor

             Attachment 3               Purchase/Collection of Accounts
                                        Receivable Statement

                                                                     Exhibit D-2

1.0 GENERAL INFORMATION

    1.1  PURPOSE

          The provision of Billing Services, specifically the settlement and purchase/collection of accounts receivable for Customers who provide a rated message transmission.

    1.2  OVERVIEW

         Purchase/Collection and payment procedures are required to provide a settlement method appropriate for Customers and to interface with the Customer's accounting classifications and procedures.

         Customers who purchase Billing Services will be providing each AOC a rated transmission. Under these procedures the AOC(s) will purchase/collect the accounts receivable each month based on actual messages received in the month. If no messages were received in that month, all billed amounts subject to purchase/collection (e.g., billed taxes) will be purchased/collected.

         All messages are bought/collected by the AOC when the AOC processes a rated transmission received from the Customer. Such processing shall occur within two (2) business days of the AOC's receipt of a rated transmission from the Customer.

         The following specifications outline the accounts receivable purchase/collection procedures required to meet the Customer's needs.

    1.3  PROCEDURAL SUMMARY

         The Customer will provide rated data sets or transmissions to the AOC on a prearranged schedule. The AOC edits the data set for unbillable and untimely messages. The AOC also edits to assure the data set balances to totals predetermined by the Customer and supplied in the data set trailer record.

         If there are no edit errors found in the pack header or trailer records, individual message records are edited for acceptability. The AOC purchase/collects all the message records in the pack that are determined to be acceptable. If edit errors are found in the pack header or trailer records, the entire pack is rejected. None of the message records are considered for purchase/collection. A transmission or data set can contain more than one pack.

         When the initial edits are performed by the AOC ,the Invoice Summary Report as shown in the Tape and Data Transmission specifications, (D-3 Attachment 1), is prepared by the message processing system with at least two copies being generated. The Invoice Summary Report shows the revenue and message counts transmitted, accepted, and rejected, by pack. A copy of the Invoice Summary Report is sent to the AOC function responsible for the Purchase/Collection of Accounts Receivable Statement, and is retained by the AOC for audit and file copy purpose.

         At the end of the journal month, (see Attachment 1), each AOC will summarize the data on these transmissions and render a single Purchase/Collection of Accounts Receivable Statement. The Customer is to be paid based on either each AOC's latest collection lag factor determined in accordance with the AOC collection period lag study (see Attachment 2) or, where the AOC charges a late payment penalty to the end user, the payment date will be calculated using the day after the date on which the late payment penalty first applies to the end user bill. The

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2

         Purchase/Collection of Accounts Receivable Statement must be in the hands of the Customer by the eleventh workday of the following month.

         If the "Net Due" on the Purchase/Collection of Accounts Receivable Statement is negative, the AOC shall issue the carrier a bill for such amounts. The Payment Date shall be based on the AOC's latest collection lag factor or the AOC's end user late payment.

         In the event payment is not received from the Customer by the payment date, the AOC shall so notify the Customer in accordance with Section XIX NOTICE AND DEMANDS of the Principle Agreement. In the event payment
             ------------------
         is not received by AOC within 10 days of Customer's receipt of such notice, the AOC shall cease provision of all services described in Exhibit B, including any future revisions thereto.

         Further, in the event the AOC at any time, in its reasonable judgment, anticipates that the "Net Due" on a future Purchase/Collection of Accounts Receivable Statement will be negative, the AOC reserves the right to withhold an amount deemed appropriate by the AOC, from the payment of the current Purchase/Collection of Accounts Receivable Statement.

         The bill should identify the monies as the "Amount Due from the Purchase/Collection of Accounts Receivable Statement, dated (date)". The bill should be sent to the same name and address as indicated for the Purchase/Collection Statement, unless otherwise advised. Note:
         These monies should not be included in the Billing Services bill.

         The revenue on the Purchase/Collection of Accounts Receivable Statement will include all revenues accepted from the transmissions and/or all billed amounts subject to purchase/collection for a specific journal month.

2.0 DEFINITIONS

    Adjustments - Includes adjustments to satisfy, DAKS (Deny All Knowledge), erroneous billing, and other end user adjustments per current AOC procedures.

    Billed Taxes - Billed taxes include all state, local and federal taxes and additional charges due to taxes which have been billed to the end user.

    Date Created - A six-position numeric field in the EMI header record that identifies the date a pack or data set was created by the Customer.

    Discounts - Discounts include, but are not limited to, discounts based on end user usage and discounts based upon a promotional offering such as a flat credit amount to the customer for making a Mother's Day call.

    Duplicates - Duplicate messages are end user messages which have successfully processed through the initial edits, but which are later found to match other messages awaiting billing on the Master File.

    Invoice Number - A two-position numeric field in the EMI header record that identifies a sequentially assigned control number.

    Rebills - Rebills are messages billed after having been previously written off end user's accounts.


                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2

    Surcharge - Surcharge amounts include all amounts billed to the end user as directed by the Customer.

    Transmitted Revenue - Includes the total revenue transmitted to the AOC by the Customer that is to be billed the end user. The transmission may be by tape, cartridge, data transmission, CMDS or any other method agreed to by the AOC and the Customer.

    True-Up Settlement - Includes the amount by which either Anticipated Uncollectibles exceeds Realized Uncollectibles or Realized Uncollectibles exceed Anticipated Uncollectibles for a specified period.

    Unbillables - Unbillables include the following:

     . Unidentified messages which become unbillable after current AOC investigation procedures are used, e.g., messages from a billing number where no account can be found.

     . Message having invalid data that was detected after successful processing of the transmission and after final attempts to correct have failed per current AOC procedures, e.g., invalid NPA NXX RAO combination.

    Uncollectibles - Based on end user account becoming uncollectible per current AOC procedures.

    Uncollectible Factor - The factor is developed using the procedures outlined in 4.0. The initial factor is assigned by the AOC.

3.0 REBILLS

    3.1 Rebills are end user messages that AOC rebills to end users' accounts within AOC after having adjusted the message amounts and applicable taxes off the same or other end users' accounts.

    3.2 The Federal, State, or local taxes associated with the rebill would be included in the "TOTAL BILLED TAXES" portion of the Purchase/Collection of Accounts Receivable Statement.

4.0 PROCEDURES FOR EVALUATING THE UNCOLLECTIBLE FACTOR

    4.1 At the end of the Initial Period, as defined in Exhibit C, Subsection 2.1.1.D, and at three-month intervals thereafter, the AOC will revise the Uncollectible Factor to be used in determining the Allowance for Uncollectible amounts for the ensuing three-month period.

    4.2  The Uncollectible Factor will be revised as follows:

         4.2.1 The AOC will determine the total amount of all end user billing which, after standard intervals and application of standard collection procedures, was written off to the Realized Uncollectible Accounts of the AOC during the most recent three-month period. This Realized Uncollectible amount will reflect any payments, applicable deposits, and accrued interest converted to payments, or adjustments which were applied during the most recent three-month period to end user accounts whose unpaid balances have been included in the Realized Uncollectible amounts for the same or earlier periods.

                                PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2

         4.2.2 This total Realized Uncollectible amount will be used by the AOC in an apportionment study to determined the Uncollectible Bad Debt Allowance for each billing entity during the three-month period. Apportionment percentages used to determine each entity's Realized Uncollectibles will be based on the proportion of charges for those end user accounts written off during the three-month period.

         4.2.3 The Customer's Realized Uncollectible amount for the most recent three-month period will be divided by the Customer's Total Revenue Accepted, plus or minus adjustments, for the three-month period ending six months prior to the end of the most recent three-month period. The result of this calculation will be the Uncollectible Factor to be used in the ensuing three-month period.

         4.2.4   This factor will be used by the AOC as follows:

                     MONTHS OF STUDY        MONTHS FACTOR APPLIED
                     ---------------        ---------------------
                     OCT, NOV, DEC          JAN, FEB, MARCH
                     JAN, FEB, MARCH        APRIL, MAY, JUNE
                     APRIL, MAY JUNE        JULY, AUG, SEPT
                     JULY, AUG, SEPT        OCT, NOV, DEC

                 After the end of each three months, the AOC will determine a new Uncollectible Factor in the same manner as above for application in the ensuing three-month period.

5.0 TRUE-UP SETTLEMENT PROCEDURES

    5.1 The AOC will true-up the difference between the amount of Anticipated Uncollectibles (Allowance for Uncollectibles) withheld and the amount of Realized Uncollectibles which actually resulted. The difference will be the Uncollectible Settlement True-Up. If the Realized Uncollectibles exceed the Anticipated Uncollectibles, the difference will be deducted from the Amount Due to the Customer. If the Anticipated Uncollectibles exceed the Realized Uncollectibles, the difference will be added to the Amount Due to the Customer.

    5.2 The True-Up Settlement will be implemented in the month following the end of the Initial Period that Billing and Collection Services are provided to a new Customer. The AOC will subtract the sum of the Realized Uncollectibles incurred during the Initial Period from the sum of the Anticipated Uncollectibles (Allowance for Uncollectibles) which were withheld during the period extending from the seventh previous month back through the first month of the initial period. The difference will be the True-Up Settlement that will appear on the Purchase/Collection of Accounts Receivable Statement issued the month following the end of the Initial Period.

         For example, if the Initial Period is January through September, the True-Up Settlement will be implemented on the October Purchase/Collection of Accounts Receivable Statement. The sum of the Realized Uncollectibles for January through September will be subtracted from the sum of the Anticipated Uncollectibles for January through March. The difference will be the True-Up Settlement amount that will appear on the October Purchase/Collection of Accounts Receivable Statement.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2

    5.3 After settling for the Initial Period, the True-Up Settlement will continue on a monthly basis. The amount of Realized Uncollectibles for the first previous month will be subtracted from the amount of Anticipated Uncollectibles for the seventh previous month. The difference will appear on the Purchase/Collection of Accounts Receivable Statement as the True-Up Settlement for the seven previous month.

         For example, after settling for the Initial Period on the October Purchase/Collection of Accounts Receivable Statement, the True-Up Settlement for the November Purchase/Collection Statement will be calculated as follows. The amount of Realized Uncollectibles for October will be subtracted from the amount of Anticipated Uncollectibles for April. The difference will be reflected on the November Purchase/ Collection of Accounts Receivable Statement as the True-Up Settlement for April.

6.0 PURCHASE/COLLECTION OF ACCOUNTS RECEIVABLE STATEMENT

    6.1 Before the Purchase/Collection of Accounts Receivable Statement is prepared the Invoice Numbers on the Invoice Summary Reports are reviewed to verify the numbers are in sequence and there are no missing reports. The Date Created helps to further identify the packs, transmissions or tapes.

    6.2  Data Accumulation for Purchase/Collection of Accounts Receivable
         ----------------------------------------------------------------
         Statement See (Attachment 3)
         ---------------------------

         6.2.1 The AOC(s) will accumulate the following data items on a monthly basis by carrier by transmission. This should be accumulated after the last bill period at the end of a journal month. The data should include all transmissions received in a journal month. If there are no transmissions, a purchase/ collection should still be made for those billed amounts that are subject to purchase/collection (e.g., billed taxes). Line 1 of the Purchase/Collection of Accounts Receivable Statement would not contain any data in this instance.

                6.2.1.1 Enter in the CUSTOMER field the name of the Customer for whom the Purchase/Collection of Accounts Receivable Statement is being prepared.

                6.2.1.2 Enter in the MONTH field the month and year for which data is being accumulated (e.g., 9/94, etc.).

                6.2.1.3 Enter in the ISSUE DATE field the issue date of the Purchase/Collection of Accounts Receivable Statement (e.g., 10/10/94). The statement should not be in the hands of the Customer any later than the eleventh workday following the month under report. Enter in the DUE DATE field the calendar date the payment is to reach the Customer as calculated in SECTION 2 and shown on Line 16j.

                6.2.1.4 Line 1, TOTAL REVENUE ACCEPTED. Enter on Line 1a, b,c,d,e and f the Date Created and Invoice Numbers and in Column A the amount of revenue accepted from each transmission as shown on the Invoice Summary Reports. Total all amounts on Line 1, Column B.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2

                6.2.1.5 Line 2, TOTAL BILLED TAXES/SURCHARGE. Enter on Line 2a, Column A, Total Federal Taxes Billed for the Journal month under report (See Attachment 1). Enter on Line 2b, Column A, Total State Taxes Billed for the month under report. Enter on Line 2c, Column A, Total Local Taxes Billed for the month under report. Enter on Line 2d, Column A, the Total Surcharge Billed for the month under report. Total Lines 2a, 2b, 2c and 2d, Column A and enter the Total on Lines 2, Column B.

                6.2.1.6 Line 3, RECOURSED ADJUSTMENTS. Enter on Line 3a, Column A, the actual post billing adjustments as defined in
                         Section 2.0 for the journal month under report (See Attachment 1). Associated taxes should be separately detailed on Lines 3b, 3c, 3d, and 3e. Enter on Line 3b, Column A, the Federal Taxes associated with the adjustments on Lines 3a. Enter on Line 3c, Column A, the State Taxes associated with adjustment on Line 3a. Enter on Line 3d, Column A, the local taxes associated with adjustments on Line 3a. Enter on Line 3e, Column A, the surcharge tax associated with the adjustments on 3a. Total 3a, 3b, 3c, 3d, and 3e, Column A, and enter on Line 3, Column B.

                6.2.1.7 Line 4, DISCOUNTS - Enter on Lines 4a, 4b, and 4c the applicable Discounts for the Customer. Total 4a, 4b, and 4c and enter on Line 4, Column B.

                6.2.1.8 Line 5, DUPLICATES - Enter on Line 5, Column B, the amount of Duplicates as defined in Section 2.0 for the month under report.

                6.2.1.9 Line 6, UNBILLABLES - Enter on Line 6, Column B, the unbillable amount as defined in Section 2.0 for the month under report.

                6.2.1.10 Line 7, REBILLS - Enter on Line 7, Column B. the
                         rebills for the month as defined in Section 2.0.

                6.2.1.11 Line 8, ADJUSTED REVENUES - Enter the result of the following calculation, Line 1, Column B, plus Line 2, Column B, less Line 3, Column B, less Line 4, Column B, less on Line 5, less Line 6, plus Line 7, on the Total line of Line 8, Column B. For those companies that are able, Adjusted Revenues should be detailed as Interstate and Intrastate in Column A.

                6.2.1.12 Line 9, UNCOLLECTIBLE FACTOR - Enter the Uncollectible
                         Factor for the specific Customer on Line 9, Column B. For those AOC(s) that are able, both an Interstate and Intrastate Factor must be entered in Column A.

                6.2.1.13 Line 10, ALLOWANCE FOR UNCOLLECTIBLES - Enter on the
                         Total line of Line 10, Column B, the result of the following calculation: Line 8, Column B, multiplied times Line 9, Column B. Line 10 should be detailed as Interstate, Intrastate and Total for those AOC(s) entering Interstate and Intrastate numbers on Line 8, Column A, and Line 9, Column A.



                                  PROPRIETARY
  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2

                6.2.1.14 Line 11, AMOUNT DUE - Enter on Line 11 the sum of Line
                         8, Column B, less line 10, Column B.

                6.2.1.15 Line 12, TRUE-UP SETTLEMENT - Enter on Line 12 the
                         month and year of the True-Up Settlement. The settlement date is always for the seventh previous month.

                         One Line 12a, Column A, enter the Anticipated Uncollectibles for the seventh previous month. This number should equal the Allowance for Uncollectibles amount entered on Line 10 for that month's Purchase/Collection of Accounts Receivable.

                         Enter on Line 12b, Column A, the Realized Uncollectible amount for the first previous month. The True-Up Settlement should be entered on Line 12c (12a-12b), Column B. If the amount is due the Customer the amount in 12c will be positive. If the amount is due the AOC the amount in 12c will be negative.

                6.2.1.16 Line 13, NET DUE - Enter the result of Line 11 plus
                         Line 12, Column B. If the amount is negative, a bill should be issued to the Customer for the amount due the AOC, as detailed in Section 1.3.

                6.2.1.17 Line 13a, GROSS RECEIPTS TAX and Line 13b, NET DUE
                         INDIANA are for use by Ameritech Indiana only.

                6.2.1.18 Line 14, EARLY/LATE PAYMENT AMOUNT - Enter on Line 14a
                         the Late Payment Amount from LINE 17. Enter on Line 14b, the Early Payment Amount from Line 18.

                6.2.1.19 Line 15, ADJUSTED NET DUE - Enter on Line 15 the sum of
                         Line 13 (Line 13b for Indiana) plus Line 14a minus Line 14b.

                6.2.1.20 Line 16, PAYMENT DATE CALCULATION is calculated as follows: post the date (Julian calendar) the transmission(s) was processed to Line 16a, Columns 1,2, 3,4, etc. If there were no transmissions, the last bill period of the previous month, reflected as a Julian Calendar date, should be entered on Line 16a, Column 1. (For example, if the last bill period of the previous month is January 22, the Julian Calendar date should be 22.) Note that the date should reflect the last bill period of the previous month, not the actual bill preparation date, which usually occurs 2-3 days later. Post 15 days to Line 16b. Post the number of days for the collection lag factor from the current lag study (See Attachment 2) or the day after the end user late payment date to Line 16c. Add Line 16a + 16b + 16c to get the result to be posted to Line 16d. Post the earliest payment date (if multiple transmissions) from Line 16d to Line 16e. Subtract Line 16e from Line 16d. Post to Line 16g in the appropriate column the revenue accepted by transmission. Total line 169 across and post to Line 16g, Column A.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                     Exhibit D-2


                         Post to Line 16h in the appropriate column the result of Line 16f times Line 16g. Total Line 16h across and post to Line 16h, Column A. Post to Line 16i, Column A, the result of Line 16h, Column A, divided by Line 16g, Column A. Post to Line 16j, Column A, the sum of Line 16e plus Line 16i, Column A.

                6.2.1.21 Line 17, LATE PAYMENT CALCULATION - If the payment date is to be later than Line 16j the Net Due, or Net Due Indiana, as appropriate, must be modified. The Net Due is multiplied by the Daily Late Payment Percent compounded daily for the number of late days. The number of late days is calculated as Actual Date Paid less the Calculated Payment Date. Enter zero if no calculation is made.

                6.2.1.22 Line 18, EARLY PAYMENT CALCULATION - If the payment date is to be earlier than Line 16j the Net Due or Net Due Indiana, as appropriate, must be modified. The Net Due is multiplied by the Daily Early Payment Percent Compounded daily for the number of early days. The number of early days is calculated as Calculated Payment Date less Actual Date Paid. Enter zero if no calculation is made.

7.0 PAYMENT REMITTANCE

    7.1  AOC PAYMENT PROCEDURE

         7.1.1 AOC will remit payment by either check or wire transfer to a bank designated by the Customer.

         7.1.2   Payment will be in immediately available funds.





                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 1


                 JOURNAL MONTH BY AMERITECH OPERATING COMPANY

ILLINOIS     - Includes all transmissions received and processed through the
               28th bill period of the month.

INDIANA      - Includes all transmissions received and processed through the
               28th bill period of the month.

MICHIGAN     - Includes all transmissions received and processed through the
               25th bill period of the month.

OHIO         - Includes all transmissions received and processed through the
               28th bill period of the month.

WISCONSIN    - Includes all transmissions received and processed through the
               28th bill period of the month.











                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 2

                         COLLECTION PERIOD LAG FACTOR

The "collection period lag factor" represents the average number of days elapsed between the bill date and the date the money is collected and deposited in the bank as readily available funds. It is expressed in calendar days and has three component periods:

1.  The period from bill date to bill extraction.

2. The period from bill extraction to the date the payment is received and deposited in the bank.

3. The period from bank deposit to the date the checks have cleared the bank and funds are readily available for use.








                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 2

1.BILL DATE TO EXTRACTION DATE

    This period represents the average number of calendar days between the end user bill date and the date the billing information is removed from the computer for printing (bill extraction date). It is calcuSated from the billing schedule by averaging the differences between Bill Date (BD) and Bill Extraction date (BX) for each bill period. For example:

             BX = August 29, 1983
             BD = August 24, 1983

                    5 calendar days from BD to BX for the August 24 bill period.

2.  EXTRACTION DATE TO DEPOSIT DATE

    This period represents the average number of calendar days between the extraction date and the date the payment is received and deposited in the bank. It is determined by analyzing the daily accounts receivable balances and daily bank deposits made over a three-month study period. Throughout the period, the amounts of new billing, bank deposits, and adjustments and uncollectibles are tracked daily to determine a daily running balance of accounts receivable using the following formula:

    (ATTACHMENT 3, Page 4)

    Previous     + Current Day's - Current Day's - Current Day's = Current Day's
    Day's Closing  New Billing     Bank Deposits   Adjustments &   Closing
    Balance of                                     Uncollectibles  Balance
    Accounts
    Receivable

    (Previous + [Col B] - [Col C] - [Col D] = [Col E]
    Day's
    Col E)

    The ratio of the total daily accounts receivable balances (billed amounts outstanding) to the total daily bank deposits (payments received and deposited) determines the average number of days between bill extraction and bank deposit, as follows:

    (ATTACHMENT 3, Page 5)

    Total Daily Closing     +    Total Daily Closing    +   Total Daily Closing
        Balances                     Balances                   Balances
        Month 1                      Month 2                    Month 3

    Total Daily Deposits    +    Total Daily Deposits   +   Total Daily Deposits
        Month 1                      Month 2                    Month 3

          = Average days from bill extraction to date of deposit.





                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 2

3.  DEPOSIT DATE TO AVAILABLE FUNDS

    This period represents the average calendar days elapsed between the date the payment is deposited in the bank and the date the checks have cleared and the funds are readily available for use. In cases where the AOC has same day availability of funds, this period does not apply.

4.  COLLECTION PERIOD LAG FACTOR

    The sum of the calendar days in each component period, (1) bill date to extraction date, (2) extraction date to deposit date, and (3) deposit date to funds availability, makes up the collection period lag factor.

    REVIEW AND REVISION

    The collection period lag factor will be reviewed periodically by the AOC and revised as necessary. It is important that all values used in the lag factor formula be kept current to reflect changes in customer composition and payment habits and to ensure that no financial disadvantage is imposed on either the AOC or the Customer in making or receiving payment for receivables.

    Therefore, studies to update the factors will be performed at least annually. The time period chosen will consist of three months which are representative of the entire year.









                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 2

                      COLLECTION PERIOD LAG FACTOR STUDY
             DETERMINATION OF LAG BY THE BALANCE-OF-ACCOUNT METHOD
                    STUDY PERIOD__________________________

                                                 _______________________________
                                                              COMPANY

- --------------------------------------------------------------------------------
         Opening                                          Daily Closing
         Balance*           Daily       Adjustments &     Balance=Previous Day's
Date     $_____________    Deposits     Uncollectibles    (E)+(B)-(C)-(D)
         Current Billing
- --------------------------------------------------------------------------------
  A            B               C               D                  E
- --------------------------------------------------------------------------------
  1
- --------------------------------------------------------------------------------
  2
- --------------------------------------------------------------------------------
  3
- --------------------------------------------------------------------------------
  4
- --------------------------------------------------------------------------------
  5
- --------------------------------------------------------------------------------
  6
- --------------------------------------------------------------------------------
  7
- --------------------------------------------------------------------------------
  8
- --------------------------------------------------------------------------------
  9
- --------------------------------------------------------------------------------
 10
- --------------------------------------------------------------------------------
 11
- --------------------------------------------------------------------------------
 12
- --------------------------------------------------------------------------------
 13
- --------------------------------------------------------------------------------
 14
- --------------------------------------------------------------------------------
 15
- --------------------------------------------------------------------------------
 16
- --------------------------------------------------------------------------------
 17
- --------------------------------------------------------------------------------
 18
- --------------------------------------------------------------------------------
 19
- --------------------------------------------------------------------------------
 20
- --------------------------------------------------------------------------------
 21
- --------------------------------------------------------------------------------
 22
- --------------------------------------------------------------------------------
 23
- --------------------------------------------------------------------------------
 24
- --------------------------------------------------------------------------------
 25
- --------------------------------------------------------------------------------
 26
- --------------------------------------------------------------------------------
 27
- --------------------------------------------------------------------------------
 28
- --------------------------------------------------------------------------------
 29
- --------------------------------------------------------------------------------
 30
- --------------------------------------------------------------------------------
 31
- --------------------------------------------------------------------------------

Total
This
Sheet
- --------------------------------------------------------------------------------
Total
All
Sheets
- --------------------------------------------------------------------------------
LAG = COL. E/COL. C

* OPENING BALANCE = PREVIOUS MONTH'S CLOSING BALANCE OF ACCOUNTS RECEIVABLE

                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 2

                      COLLECTION PERIOD LAG FACTOR STUDY
            THREE-MONTH STUDY PERIOD_______________________________

                                                     ___________________________
                                                                COMPANY

- --------------------------------------------------------------------------------
                                                                DAYS AND DOLLAR
LINE               ITEM                    DOLLARS                   DAYS
 #   ---------------------------------------------------------------------------
                    (A)                      (B)                      (C)
- --------------------------------------------------------------------------------
 1.   Three-Months Total Daily Deposits     $                 XXXXXXXXXXXXX
      (Attachment 3, Page 4, Col. C)                          XXXXXXXXXXXXX

- --------------------------------------------------------------------------------
 2.   Three-Months Total Daily Closing
      Balances (Attachment 3, Page 4, Col.  $                 XXXXXXXXXXXXX
      E)                                                      XXXXXXXXXXXXX
- --------------------------------------------------------------------------------
 4.   Average Days from Billing Extraction
      Date to Date of Deposit               XXXXXXXXXXXXX     Days
      (Line 2/Line 1)                       XXXXXXXXXXXXX
- --------------------------------------------------------------------------------












                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                    Attachment 3

                                  (AOC NAME)
                        PURCHASE/COLLECTION OF ACCOUNTS
                             RECEIVABLE STATEMENT

CUSTOMER:_______________________

MONTH: MM/YY

ISSUE DATE: MM/DD/YY                                 DUE DATE: MM/DD/YY

SECTION 1
- ---------
                                                      COLUMN A       COLUMN B
                                                      --------       --------
1. TOTAL REVENUE ACCEPTED:
   a. Transmission 1
         Date Created ___________
         Invoice Numbers ________              Amount ________

   b. Transmission 2
         Date Created ___________
         Invoice Numbers ________              Amount ________

   c. Transmission 3
         Date Created ___________
         Invoice Numbers ________              Amount ________

   d. Transmission 4
         Date Created ___________
         Invoice Numbers ________              Amount ________

   e. Transmission 5
         Date Created ___________
         Invoice Numbers ________              Amount ________

   f. Transmission 6
         Date Created ___________
         Invoice Numbers ________              Amount ________

                                          TOTAL REVENUE ACCEPTED _____________

2. TOTAL BILLED TAXES/SURCHARGE:
   a. Federal                _______






                         For Illustrative purposes only

                                  PROPRIETARY
  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                       Attachment 3

                                              COLUMN A            COLUMN B
                                              --------            --------

   b. State                                   ________

   c. Local                                   ________

   d. Surcharge                               ________

                                                        TOTAL  ________

3. RECOURSED ADJUSTMENTS

   a. Adjustments                             ________

   b. Federal Tax                             ________

   c. State Tax                               ________

   d. Local Tax                               ________

   e. Surcharge                               ________

                                                           TOTAL  ________

4. DISCOUNTS

   a. Volume Discounts                        ________

   b. DA Allowances                           ________

   c. Promotions Discount                     ________

                                                           TOTAL  ________

5. DUPLICATES                              ________

6. UNBILLABLES                             ________

7. REBILLS                                 ________

8. ADJUSTED REVENUES (1+2-3-4-5-6+7 Column B)

                        Interstate         ________

                        Intrastate         ________

                                                        TOTAL  ________

9. UNCOLLECTIBLE FACTOR

                        Interstate         ________

                        Intrastate         ________

                                                    COMPOSITE  ________


                        For Illustrative purposes only.
                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                          Attachment 3

                                                 COLUMN A               COLUMN B
                                                 --------               --------

  10. ALLOWANCE FOR UNCOLLECTIBLES (8X9)

                           Interstate    _________

                           Intrastate    _________

                           TOTAL         _________

                                                                 _________
  11. AMOUNT DUE (8-10)

  12. TRUE-UP SETTLEMENT
      FOR _____ MONTH 19__

      a. Anticipated                     _________

      b. Realized                        _________

      c. Settlement (a-c)                                        _________

  13. NET DUE (11+12)                                            _________

(Lines 13a and 13b are for use
 by Indiana Only)

      a. Gross Receipts Tax              _________

      b. NET DUE INDIANA (13-13a)                                _________

  14. EARLY/LATE PAYMENT AMOUNT

      a. Late Payment Amount
         (From Line 17)                  _________

      b. Early Payment Amount
         (From Line 18)                  _________

  15. ADJUSTED NET DUE (13+14a-14b)                              _________

SECTION 2
- ---------
  16. PAYMENT DATE CALCULATION

                                   Column A
                                   --------
                                 TRANSMISSION
                                  1 2 3 4 5 6
                                  - - - - - -
      a. Julian Calendar Date Processed







                       For Illustrative purposes only.
                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                 Attachment 3

                                                     COLUMN A           COLUMN B
                                                     --------           --------
                                                   TRANSMISSION

      b. Average Days to Billing Date           1  2  3  4  5  6
                                                -- -- -- -- -- --
                                                15 15 15 15 15 15
                                                -- -- -- -- -- --
      c. Lag Study Days/End User Late
         Payment Date plus One Day              -- -- -- -- -- --

      d. Payment Date by Tape (a+b+c)           -- -- -- -- -- --

      e. Earliest payment date Processed
         on Line 16d                            -- -- -- -- -- --

      f. (d-e)                                  -- -- -- -- -- --

      g. Transmission Revenue Accepted          -- -- -- -- -- --       ________

      h. Weighted Tape (fxg)                    -- -- -- -- -- --       ________

      i. h/g (Column A)                                                 ________

      j. Payment Date for All
         Tapes (e+i)                                                    ________

SECTION 3
- ---------

  17. LATE PAYMENT CALCULATION:

      Late Payment =  (Net Due or Net Due Indiana) X
                      [Daily Late Payment %, compounded
                      daily for the number of late days
                      calculated as (Actual Date Paid -
                      Calculated Payment Date)]. If no
                      Late Payment is to be made, enter
                      zero.                                             ________

  18. EARLY PAYMENT CALCULATION:

      Early Payment = Net Due or Net Due Indiana) X
                      [Daily Early Payment %, compounded
                      daily for the number of early days
                      calculated as (Calculated Payment
                      Date - Actual Date Paid). If no
                      Early Payment is to be made, enter
                      zero.                                             ________






                        For Illustrative purposes only.
                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                  Exhibit D-3

                          Tape and Data Transmission

                                Specifications



                                                       Revised February 22, 1995










                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                               TABLE OF CONTENTS

          SECTION 1.0                   General Information

          SECTION 2.0                   Types of Input

          SECTION 3.0                   EMI Data Sequence

          SECTION 4.0                   Edits

          SECTION 5.0                   Procedure for Rejected Data Set, Pack or
                                        Individual Message

          SECTION 6.0                   Data Retention

             Attachment 1                  Edits

             Attachment 2A                 Invoice Summary Report

             Attachment 2B                 Duplicate Detail Report

             Attachment 2C                 Detail Error Report





                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

1.0 GENERAL                                                       Exhibit D-3

    Successful interexchange of information between Companies requires compatibility in the rules each uses to generate and interpret information being interexchanged via Magnetic Tape, Data Transmission, Connect:Direct (formerly, known as NDM) or CMDS I. Information listed here incorporates many Bellcore recommended standards.

    If transmissions are sent via magnetic tape, the following address should be used;

               Ameritech
               Usage Control Center
               220 N. Meridian Street, Room 768
               Indianapolis, IN 46204

2.0 TYPES OF INPUT

    2.1 Tape Formats

        The following paragraphs are standards that are recommended for the physical characteristics of magnetic tapes or cartridges used for data interchange purposes.

        2.1.1  Physical Characteristics

               9 track, 6250 B.P.I. Tape or 18 track, 38000 Baseline Publishing,
                Inc
               1 file with fixed length records
               Record length - 175 bytes
               Fixed block length - 2,450 bytes
               Character Set - EBCDIC
               Parity - ODD

        2.1.2  Internal Labels

               IBM OS labels are the standard for interchange. They consist of a single volume label and two header and trailer labels.

               2.1.2.1  Volume Label

                        The standard volume label is 80 characters in length. It is always the first record on the file.

                        1. Label Identifier (3 bytes)

                           a. Contents: The characters VOL identify this label
                              as a volume label.

                           b. Processing by sender The field is read to verify
                              that a standard label file is mounted and that this is a volume label.

                           c. Processing by Receiver: Same as for sender.

                        2. Label Number (1 byte)

                           a. Contents: Always a 1.






                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Exhibit D-3

                           b. Processing by Sender: verified in conjunction with
                              the Label identifier to identify the label as VOL 1.

                           c. Processing by Receiver: Same as for sender.

                        3. Volume Serial Number (6 bytes)

                           a. Contents: A unique identification code for the
                              physical file. This code should be the same as that written on the outside of each file. The code may be any six alpha numeric characters. If it is fewer than six characters in length, the code must be left-justified and padded with blanks. It is suggested that the contents of this field conform to the Associated Company's standard where one exists.

                           b. Processing by Sender: None.

                           c. Processing by Receiver: The user specified volume
                              serial number is compared to the number in this field to ensure that the correct volume is mounted.

                        4. Reserved (1 byte)

                           a. Contents: Must be zero.

                           b. Processing by Sender: None.

                           c. Processing by Receiver: None.

                        5. Reserved (30 bytes)

                           a. Contents: Must be blanks.

                           b. Processing by Sender: None.

                           c. Processing by Receiver: None

                        6. Owner's Name (10 bytes)

                           a. Contents: Indicates the ownership of the tape
                              volume.

                           b. Processing by Sender: None.

                           c. Processing by Receiver: None.

                        7. Reserved (29 bytes)

                           a. Contents: Must be blanks.

                           b. Processing by Sender: None.

                           c. Processing by Receiver: None.




                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Exhibit D-3

                2.1.2.2  Standard Data Set Label 1 (HDR1/EOF1)

                         Standard Data Set Label 1 is 80 characters long and describes the associated data set. This FORMAT is used for header labels (HDR1) and end-of data set trailer labels (EOF1). File label 1 is always followed by file label 2.

                         1. Label Identifier (3 bytes)

                            a. Contents: Three characters that identify the
                               label. They may be:

                               HDR - Header label (at beginning of Data Set).

                               EOF - Trailer label (at end of Data set).

                            b. Processing by Sender: At the beginning of a Data
                               Set the Sender writes HDR in this field. At the end of a file the Sender writes EOF in this field.

                            c. Processing by Receiver: HDR is checked to verify
                               that standard labels are written. EOF signals the end of input data.

                         2. Label Number (1 byte)

                            a. Always a 1.

                            b. Processing by Sender: Write a 1.

                            c. Processing by Receiver: Check for a 1.

                         3. Data Set identifier (17 bytes)

                            a. Contents: (Data Set Name) locally negotiated
                               between involved parties (consider adopting a format that uniquely identifies the interchanging companies).

                            b. Processing by Sender: Write the above contents
                               into the field.

                            c. Processing by Receiver: The contents are checked
                               to ensure that an EMI file is being processed.

                         4. Data Set Serial Number (6 bytes)

                            a. Contents: The same volume serial number found in
                               the VOL 1 label.

                            b. Processing by Sender: Volume serial number found
                               in the VOL 1 label is written into this field.

                            c. Processing by Receiver: None.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                 Exhibit D-3

                         5. Volume Sequence Number (4 bytes)

                            a. Contents: A number (0001-9999) that indicates the
                               order of the volume within the multi-volume group created at the same time. This number is always 0001 for a single volume data set.

                            b. Processing by Sender 0001 is written in this
                               field for a single volume data set or the first volume of multi-volume group. Subsequent volumes will be numbers 0002, 0003, etc.

                            c. Processing by Receiver: None needed for PIC
                               (presubscription) files.

                         6. Data Set Sequence Number (4 bytes)

                            a. Contents: 0001
                            b. Processing by Sender 0001 is written in this
                                field.
                            c. Processing by Receiver None needed for EMI files.

                         7. Generation Number (4 bytes)

                            a. Contents: Blanks.
                            b. Processing by Sender: Blanks are written.
                            c. Processing by Receiver: None.

                         8. Version Number (2 bytes)

                            a. Contents: Blanks.
                            b. Processing by Sender: Blanks are written.
                            c. Processing by Receiver: None.

                         9. Creation Date (6 bytes)

                            a. Contents: Year and day of year when this EMI file
                               was written. The date is shown in the format byyddd where:

                               b=blank
                               yy = year (00-99)
                               ddd = day (001-366)

                            b. Processing by Sender: Date is written.

                            c. Processing by Receiver: Not used under normal
                               circumstances.

                        10. Expiration Date (6 bytes)

                            a. Contents: Year and day of the year when this file
                               may be overwritten. The expiration date is written in the same format as the creation date. Recommended retention is 45 days from Creation Date.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                Exhibit D-3


                            b. Processing by Sender: The expiration date is
                               compared to the present date. If the present date is equal to or greater than the expiration date the job continues. If it is not, the file is rejected.

                            c. Processing by Receiver: None.

                        11. Data Set Security (1 byte)

                            a. Content: Zero, which means no protection.

                            b. Processing by Sender: Zero is written.

                            c. Processing by Receiver: None.

                        12. Block Count (6 bytes)

                            a. Contents: For the HDR1 label this field is always
                               zero. For the EOF1 label this field contains the number of data blocks in the data set.

                            b. Processing by Sender: None.

                            c. Processing by Receiver: None.

                        13. System Code (13 bytes)

                            a. Contents: Not used.

                            b. Processing by Sender: None.

                            c. Processing by Receiver: None.

                            The last seven bytes are written as blanks by the sender and are not processed by the Receiver.

               2.1.2.4  Standard Data Set Label 2 (HDR2/EOF2)

                        Standard data set label 2 follows data set label 1 and contains additional information about the data set. The format is used for header labels (HDR2) and end-of-data set labels (EOF2).

                        1. Label identifier (3 bytes)

                           a. Contents: Three characters that identify the
                              label. They may be:

                              HDR - Header label (at beginning of File)

                              EOR - Trailer label (at the end of File)

                           b. Processing by Sender: Write the header of trailer
                              label in this field.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                Exhibit D-3

                           c. Processing by Receiver: HDR is checked to verify
                              that standard labels are used. EOF signals the end of input data.

                        2. Label Number (1 byte)

                           a. Contents: Always a 2.

                           b. Processing by Sender: A 2 is written.

                           c. Processing by Receiver: Check for a 2. If
                              processing an EOF label, a "2" signals the end of readable data.

                        3. Record Format (1 byte)

                           a. Contents: An alphabetic character that indicates
                              the format of the records written on the file. For EMI this will be an F-Fixed.

                           b. Processing by Sender: An F is written to define
                              Fixed Length Record Format.

                           c. Processing by Receiver: Check for F.

                        4. Block Length (5 bytes)

                           a. Contents: Contains the block length in bytes. For
                              EMI the number is 24500.

                           b. Processing by Sender: Number written.

                           c. Processing by Receiver: Number checked to
                              determine block size to be read.

                        5. Record Length (5 bytes)

                           a. Contents: A number that indicates the record
                              length in bytes. Currently, for EMI this number is 00175.

                        6. Tape Density (1 byte) - Blanks no processing.

                        7. Data Set Position (1 byte) - Blanks no processing.

                        8. Job/Job Step Identification (17 bytes) - Blanks no
                           processing.

                        9. File Recording Technique (2 bytes) - Blanks no
                           processing.

                       10. Control Character (1 byte) - Blanks no processing.

                       11. Reserved (1 byte) - Blanks no processing.

                       12. Block Attribute (1 byte)

                           a. Contents: For EMI the code is B, meaning Block
                              with no spanning record.



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                Exhibit D-3


         Transmission utilizing Connect:Direct software is available. The Customer will pack data by Bill RAO and transmit a separate file for each AOC (as is currently done for tape and CMDS I). The Customer will transmit to one central hub for each Ameritech Company, which will then distribute to each AOC for processing. No processing will be performed at the central hub.

         A private line will be established between the Customer data center and the AOC hub. Both the Customer and the AOC must have Connect:Direct software available.

    2.3  CMDS I

         The Customer EMI messages will be separately packed containing only Customer messages. The separate Customer packs will be transmitted to CMDS-I by the host Companv with the other Company packs. The dataset transmitted to CMDS-I will be according to the industry standards for CMDS-I.

3.0 EMI DATA SEQUENCE

    All companies should create 175 byte records and conform to the following arrangement of data exchanged:

    a)   Customer to AOC.

          . Write Pack Header (202203) for first invoice group.
          . Write Message Detail Records for first invoice group.
          . Write Pack Trailer (202204) for first invoice group.

    b)   AOC to Customer.

          . Write Pack Header (202201) for first invoice group.
          . Write Message Detail Records for first invoice group.
          . Write Pack Trailer (202202) for first invoice group.

    Repeat for subsequent invoice groups.

4.0 EDITS (REJECTION BY DATA SET, PACK OR INDIVIDUAL MESSAGE)

    Attachment 1 is a list of edits/checks that are performed to ensure the integrity of the data. The edits will guarantee that data has not been lost in transmission, or that there is sufficient information for billing. Since these edits are deemed of major significance, an edit failure should cause the data set, pack or message to be rejected. The action item in Attachment 1 indicates what type of rejection resulted from each edit.

    The document on "Interchange Record Format - Exchange Message Interface" published by Bell Communications Research should be referenced to identify all valid entries within the message fields. However, specific edits as documented in the contractual agreement with the carrier will take precedence over the general edits.





                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Exhibit D-3

5.0 PROCEDURES FOR REJECTED DATA SET, PACK OR INDIVIDUAL MESSAGE

    5.1 If a data set or pack is rejected due to edit errors on the Customer data set, notify the Customer contact via telephone within one business day ("down" days being the exception). Do not process the file, for data set rejection. Individual message rejection does not impact the processing of the file. The Customer using these methods, may request the original data set for the investigative purposes within the 5-day retention period. If the Customer returns a corrected data set, a new invoice number must be assigned to each pack.

    5.2 Forward a copy of the Invoice Summary Report, Duplicate Detail Report, and the Detail Error Report to the Customer for review within three (3) business days of processing the transmission. Send these reports via regular mail. Forward two copies of the Invoice Summary Report to the person responsible for Customer Accounts Receivables. See Attachment 2A for the Invoice Summary Report, Attachment 2B for Duplicate Detail Report and Attachment 2C for suggested Detail Error Report.

6.0 DATA RETENTION

    Retain tapes and transmissions for five (5) business days, returning tapes to the Customer no later than ten (10) business days from receipt. Files are returned via U.S. mail.

    Retain any paper transmissions accompanying tapes for minimum of ninety (90) days.




                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                              Attachment 1

                    DATASET/PACK VERIFICATION EDITS (MAJOR)

- --------------------------------------------------------------------------------
 ERROR MESSAGE:               First record of pack is not a Pack Header.

- --------------------------------------------------------------------------------
 EDIT DESCRIPTION:            The first record in a pack must be a Header
                              Record. The record identification (Category,
                              Group, Record Type) positions 1-6 must be equal to:

                              202201 Header Record identification when pack is from a Ameritech Operating Company to a Customer

                                                or

                              202203  Header Record identification when pack is
                                      from a Customer to an Ameritech Operating
                                      Company
- --------------------------------------------------------------------------------
 ACTION ITEM:                 Data Set Rejection
- --------------------------------------------------------------------------------

                              PACK HEADER EDITS (MAJOR)

- --------------------------------------------------------------------------------
 ERROR MESSAGE:               "IX CARRIER ID XXX is invalid."

                              xxx - IX CARRIER ID entered in Header Record positions 17-19.

- --------------------------------------------------------------------------------
 EDIT DESCRIPTION:            The IX CARRIER ID (positions 17-19) in the Pack
                              Header Record is matched against the table of valid IX CARRIER IDs

- --------------------------------------------------------------------------------

                           PACK HEADER EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                Billing RAO XXX is invalid for the Ameritech
                              Operating Company.

                              XXX - is RAO number inserted in Pack Header Record positions 23-25.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The "Billing RAO" (positions 23-25) in the Pack
                              Header Record is matched against the table of valid RAOs for the Ameritech Operating Company doing the billing.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection

- --------------------------------------------------------------------------------






                                  Proprietary
  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Attachment 1

                           PACK HEADER EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                Invalid Invoice Number. Should be XX.

                              xx - should be Invoice Number as determined by processing.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The "Invoice Number" (positions 13-14) in the Pack
                              Header record is checked against an "Invoice
                              Table" for proper sequence, duplication and missing packs.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection it received over CMDS-I. With tape
                              files, or Data transmissions, the pack is rejected after ten tapes are received with invalid invoice number.

- --------------------------------------------------------------------------------

                             DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "No detail records in pack."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The next valid record following a Header record
                              must be a detail record. It must not be another
                              Header record or a Trailer record. Detail records are identified by the following numerics in positions 1 and 2.

                                01 - Message Detail Records.
                                41 - Miscellaneous Credit Records.
                                42 - Non Detail Charge Records.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection

- --------------------------------------------------------------------------------








                                 PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Attachment 1



                          DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:            "XXXXX Invalid Record ID."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION          The Record Identification field (positions 1-6)
                          are edited for valid codes and valid combination of codes. The valid codes and combinations are:

                          Pos. 1-2  Pos. 3-4     Pos. 5-6
                          CATEGORY   GROUP      RECORD TYPE
                          --------   -----      -----------

                             01        01       01,06,07,12,16,18,32,35,37,80-83
                             01        02       01,06,07,80,81,82,83
                             01     03,04,05    01,80,81
                             41        01       01,06,08-18,31-35,37,80-82
                             41        02       01,06,09,14,17,18,32,80-82
                             41        03       01,32,80
                             41        04       01,18,32,80
                             41        05       01,16-18,32,35,37,80-81
                             41        06       01,32,80
                             41        07       01,18,32
                             41        50       01
                             42        50       01

- --------------------------------------------------------------------------------
ACTION ITEM:              Message Rejection

- --------------------------------------------------------------------------------










                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                             Attachment 1


                              DETAIL RECORD EDITS

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "XXXXX Invalid Date of record."

                              XXXXX - Number of records with invalid dates.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The "Date of Record" field (positions 7-12) in the
                              Detail records will be edited for validity.

                              Month must be in range of 01-12.

                              Day must be in range of 01-31 and maximum for month.

                              Year must be current year or a previous year.

                                 a) If message month and day is greater than
                                    current month and day then the year must be a previous year.

                                 b) If message month and day is equal to or less
                                    than current month and day then the year must be the current year or a previous year.

                                 c) If the month and day is older than 365 days
                                    from the current date and the message is one of the following:

                                    - North American originating and terminating
                                      international messages. These are IOC
                                      originated or Overseas Originated
                                      Ameritech billed. EMR Groups 04, 05 and
                                      07.

                                    - WATS messages, inward and outward. T5 and
                                      800 Service. EMR Record Types 02, 03, 04 and 05.

                                    - Rebill or Recharge messages (Indicator 3,
                                      values 3, 4 and 5).

                                    - Return messages (Indicator 3, values 1
                                      through 9).

                                    - Other exceptions as specifically agreed to
                                      between the parties, e.g., Bulk recording failures.

                                 d) If the month and day is older than 90 days
                                    from the current date and it is not one of the messages identified in item "c" preceding.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------






                                 PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                              Attachment 1

                          DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Invalid Charge."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The "Charge" field (positions 40-47) is edited for
                              numerics, and must be greater than zero. This field may equal zero when indicator 13 has a value of 5 or 7 - the message was recorded by one carrier and will be rated by another carrier.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------

                          DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Billing Number NPA-NNX is invalid for the AOC."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The Billing Number NPA-NNX field in the detail
                              record (positions 113-118) must equal a valid
                              Billing NPA-NNX for the AOC.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------

                          DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                Invalid Billable or Reported Time.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The values are:
                              Positions 61-64    (Minutes)    0000-9999
                              Positions 65-66    (Seconds)      00-59
                              Positions 67       (Tenths)        0-9
                              For all conditions the field cannot be all zeros.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------

                          DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Invalid LATA Status Code."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The LATA Status Indicator 19 (position 100) does
                              not contain a "2" or "5" value.
                              "0", "2", "4", "5", or "6".

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------





                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Attachment 1

                            DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                Invalid Billing RAO

- --------------------------------------------------------------------------------
ERROR DESCRIPTION:            The Billing RAO field in the detail record
                              (positions 110-112) must equal the billing RAO field in the Header Record.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------

                            DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                Invalid Settlement Code.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             Valid Settlement Codes are:

                              Intrastate: 3,5,6,8,9,0
                              Interstate: G,J,K,L,M,N,P,Q,R

                              May be zero when Record Type=03; or when Indicator 13-6 unrated message from Carrier).

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------

                            DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR-MESSAGE:                Invalid IX Carrier ID.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The IX Carrier ID field in the detail record
                              (positions 150-152) must equal the IX Carrier ID field in the Header Record.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Message Rejection

- --------------------------------------------------------------------------------

                            DETAIL RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Pack exceeds limit of 100,000 records."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The records submitted per pack are counted and
                              checked against the number of allowable records.
                              The limit is 100,000 messages per pack.

                              Header and Trailer records are not included in the count.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection

- --------------------------------------------------------------------------------



                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                             Attachment 1

                         TRAILER RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Trailer Record is missing."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The last record in a pack must be a Trailer
                              record. Valid Trailer record identification
                              (Category, Group, Record Type) is:

                              202202 - Trailer Record identification when pack
                                       is from an Ameritech Operating Company to a Customer

                                                         or

                              202204 - Trailer Record identification when pack
                                       is from a Customer to an Ameritech
                                       Operating Company.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection

- --------------------------------------------------------------------------------

                         TRAILER RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Trailer Grand Total Revenue XXXXXXXX.XX is not
                              equal To the accumulated Revenue Total
                              XXXXXXXX.XX."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             During the editing of the Message records the
                              "Charge" fields (positions 40-45) will be accumulated and the total matched against the "Grand Total Revenues" field (positions 101-110) in the Trailer record. The accumulation must match the data in the "Grand Total Revenues" field.


                                * State and local tax will be included in the
                                  accumulation where applicable.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection

- --------------------------------------------------------------------------------

                         TRAILER RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "TRAILER GRAND TOTAL RECORD COUNT xxxxxx DOES NOT
                              EQUAL ACCUMULATED RECORD COUNT yyyyy."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             During the editing of the Detail records, a count
                              of the records will be accumulated and the total matched against the "Grand Total Record Count" field (positions 111 -117) in the trailer record.
                              The accumulation must match the date in the "Grand
                              Total Record Count" field.

                              In both cases, if the totals do not agree, the messages will not be processed.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection.

- --------------------------------------------------------------------------------




                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                              Attachment 1

                         TRAILER RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "IX CARRIER ID) on Trailer record is not equal to
                              the IX CARRIER ID on Header record."

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The IX CARRIER ID field in the Trailer record
                              (positions 17-19) must equal the IX CARRIER ID field in the Header record.

- --------------------------------------------------------------------------------

                         TRAILER RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Billing RAO" field in the Trailer record
                              (positions 23-25) mush equal the "Billing RAO" field in the Header record.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The "Billing RAO" field in the Trailer record
                              (positions 23-25) must equal the "Billing RAO" field in the Header record.

- --------------------------------------------------------------------------------
ACTION ITEM:

- --------------------------------------------------------------------------------

                         TRAILER RECORD EDITS (MAJOR)

- --------------------------------------------------------------------------------
ERROR MESSAGE:                "Trailer Invoice Number" does not equal Invoice
                              Number record (positions 13-14) in the Header record.

- --------------------------------------------------------------------------------
EDIT DESCRIPTION:             The "Invoice Number" field in the Trailer record
                              (positions 13-14) must be equal to the "Invoice
                              Number" field in the Header record.

- --------------------------------------------------------------------------------
ACTION ITEM:                  Pack Rejection

- --------------------------------------------------------------------------------






                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                 AMERITECH --                -- MESSAGE-- PROCESSING SYSTEM          PAGE 000001
                                        **I N V O I C E  S U M M A R Y  R E P O R T**
REPORT NO. XGBIXF01 - XGBIX052-01
CYCLE NO.  94027        DPO 1
DATE       01-28-94
TIME       14:01:01

PROCESSED DATE : 01/27/94                     INTEREXCHANGE CARRIER DISTRIBUTION                             PAGE   01
PROCESSED TIME : 12.56.00               **I N V O I C E  S U M M A R Y  R E P O R T**
PROGRAM ID.    : XGBIX052

PROCESSING ABOC: AMERITECH - INDIANA

INTEREXCHANGE CARRIER ID:       NAME:

************************************************************************************************************************************

TO CARRIER:


**     ACCEPTED PACKS     **      RATED      **

****PACK IDENTIFICATION****

BILL  CREATION   INV    SERIAL             TOTAL         CARR. RTNS        PACK EDIT                  CAT34         NET MSG
RPO     DATE     NO.    NUMBER            RECEIVED         TO AOC            ERRORS      DUPLIC.      RECVD         ACCEPTED
080   01/24/94   19    00000001            29063               0                0            0          0            29063
                                         24877.13             .00              .00          .00        .00         24877.13

320   01/24/94   15    00000001             9697               0                1            0          0             9696
                                          9151.69             .00              .13          .00        .00          9151.56

321   01/24/94   14    00000001             2971               0                0            0          0             2971
                                          2883.01             .00              .00          .00        .00          2883.01

    TOTAL PROCESSED:                       41731               0                1            0          0            41730
                                         36911.83             .00              .13          .00        .00         36911.70

**     ACCEPTED PACKS     **      RATED      **

****PACK IDENTIFICATION****


BILL  CREATION   INV    SERIAL             TOTAL         CARR. RTNS        PACK EDIT                  CAT34         NET MSG
RPO     DATE     NO.    NUMBER            RECEIVED         TO AOC            ERRORS      DUPLIC.      RECVD         ACCEPTED
080   01/24/94   20    00000000               17               0                0            0          0             17
                                           114.62CR           .00              .00          .00        .00           114.62CR


ATTACHMENT 2A


             ***                  NOTICE                         ***
             ***NOT FOR USE OR DISCLOSURE OUTSIDE THE AMERITECH  ***
             ***COMPANIES EXCEPT UNDER WRITTEN AGREEMENT.        ***
*****************             END OF REPORT                   ******************

                                 AMERITECH --                -- MESSAGE-- PROCESSING SYSTEM          PAGE 000002
                                        **I N V O I C E  S U M M A R Y  R E P O R T**
REPORT NO. XGBIXF01 - XGBIX052-01
CYCLE NO.  94027        DPO 1
DATE       01-28-94
TIME       14:01:01

PROCESSED DATE : 01/27/94                     INTEREXCHANGE CARRIER DISTRIBUTION                             PAGE   02
PROCESSED TIME : 12.56.00               **I N V O I C E  S U M M A R Y  R E P O R T**
PROGRAM ID.    : XGBIX052

PROCESSING ABOC: AMERITECH - INDIANA

INTEREXCHANGE CARRIER ID:       NAME:

************************************************************************************************************************************

TO CARRIER:


**     ACCEPTED PACKS     **      RATED      **

****PACK IDENTIFICATION****

BILL  CREATION   INV    SERIAL             TOTAL         CARR. RTNS        PACK EDIT                  CAT34         NET MSG
RPO     DATE     NO.    NUMBER            RECEIVED         TO AOC            ERRORS      DUPLIC.      RECVD         ACCEPTED
?     01/24/94   16    00000000              1                 0                0            0          0               1
                                          5.00CR             .00              .00          .00        .00            5.00CR

    TOTAL PROCESSED                         18                 0                0            0          0              18
                                        119.62CR              .00              .00          .00        .00          119.62CR


ATTACHMENT 2A



             ***                  NOTICE                         ***
             ***NOT FOR USE OR DISCLOSURE OUTSIDE THE AMERITECH  ***
             ***COMPANIES EXCEPT UNDER WRITTEN AGREEMENT.        ***
*****************             END OF REPORT                   ******************

ATTACHMENT 2B

              AMERITECH --          -- MESSAGE PROCESSING SYSTEM     PAGE 000001
                **D U P L I C A T E  D E T A I L  R E P O R T**

REPORT NO. XGBIXF01-XGBIX052-02
CYCLE NO.  94027      DPO 1
DATE       01-28-94
TIME       14:00:51

PROCESSED DATE : 01/27/94                       INTEREXCHANGE CARRIER DISTRIBUTION                                         PAGE    1
PROCESSED TIME : 12.01.37                 **D U P L I C A T E  D E T A I L  R E P O R T**
PROGRAM ID.    : XGBIX052

PROCESSING ABOC: AMERITECH - MICHIGAN

INTEREXCHANGE CARRIER ID:                NAME:

************************************************************************************************************************************
***                    FIELDS CHECKED FOR DUPLICATION                      ***     ***         ADDITIONAL INFORMATION        ***

  REC.     MSG         FROM           TO         CONN      BILL     BILL                     FROM    BILL    CURRENT    PREVIOUS
  ID       DATE       NUMBER        NUMBER       TIME      TIME    NUMBER          CHARGE    RAO     RAO     SER. NO.   SER. NO.

010101     940120  517-783-      914-921-       121000     0.300 517-783-           $0.09    084     224     94012417   94012417

                           TOTAL NUMBER OF DUPLICATE MESSAGES           1                     $0.09
                      TOTAL NUMBER OF DUPLICATE COIN MESSAGES           0                     $0.00

          ***                       NOTICE                       ***
          ***  NOT FOR USE OR DISCLOSURE OUTSIDE THE AMERITECH   ***
          ***  COMPANIES EXCEPT UNDER WRITTEN AGREEMENT.         ***
***************             E N D  O F  R E P O R T            *****************

                                                              Attachment 2C

                          PRINTED DETAIL ERROR REPORT

The printed error report sent to the Customer will contain at least the following information:

Name of the AOC

Name of the Customer

Date the Tape was Rejected

Invoice Number of the Header Record

Create Date on the Header Record

Error Message (explaining the incorrect Header, Trailer or Detail Record) Followed by the Incorrect Record

Total Number of Errors by Type of Error

Total Number of Errors and Revenue

Attachment 4, Page 1, Contains an Adapted Ohio Bell Error Report


Note 1: If all records in the pack are incorrect for the same reason, the carrier may only request some of the records (10 records) back instead of the entire listing.

                                                                 Attachment 2C

                                           AMERITECH --         -- MESSAGE PROCESSING SYSTEM                         PAGE 000001
                                              ** D E T A I L  E R R O R  R E P O R T **
REPORT NO.   XGBIXFO1-XGBIXO51-01
CYCLE NO.    94027      DPO 1
DATE         01-28-94
TIME         14:00:39

PROCESSED DATE   :  01/27/94                      INTEREXCHANGE CARRIER DISTRIBUTION                            PAGE  :        1
PROCESSED TIME   :  12.33.09                   ** D E T A I L  E R R O R  R E P O R T **
JOB ID           :  XGBIX051-01

PROCESSING ABOC  :  AMERITECH - INDIANA

INTEREXCHANGE CARRIER ID  :                        NAME  :

********************************************************************************************************************************

*****  INVOICE NUMBER 19 HAS BEEN RECEIVED, INVOICE CREATION DATE IS 01/24/94, BILLING RAO IS    080
*****  INVOICE NUMBER 19 HAS BEEN ACCEPTED FOR PROCESSING
*****  INVOICE NUMBER 19 HAS BEEN SUCCESSFULLY PROCESSED WITHOUT ERRORS

*****  INVOICE NUMBER 20 HAS BEEN RECEIVED, INVOICE CREATION DATE IS 01/24/94, BILLING RAO IS    080
*****  INVOICE NUMBER 20 HAS BEEN ACCEPTED FOR PROCESSING
*****  INVOICE NUMBER 20 HAS BEEN SUCCESSFULLY PROCESSED WITHOUT ERRORS

*****  INVOICE NUMBER 15 HAS BEEN RECEIVED, INVOICE CREATION DATE IS 01/24/94, BILLING RAO IS    320
*****  INVOICE NUMBER 15 HAS BEEN ACCEPTED FOR PROCESSING

DETAIL ERRORS FOLLOW:

              INVALID NPA/NXX ( OR RAO/NXX )               ( POSITIONS 113-118 )
     1  80    0101019          9776678300010414871956200001300000000000190000010000200080000341
     1  175   00000030/0000045000200000000                                              0000100000000000000000

*****  INVOICE NUMBER 15 TOTAL MESSAGES IN ERROR       1   TOTAL REVENUE ON ERROR RECORDS      $0.13

*****  INVOICE NUMBER 16 HAS BEEN RECEIVED, INVOICE CREATION DATE IS 01/24/94, BILLING RAO IS   320
*****  INVOICE NUMBER 16 HAS BEEN ACCEPTED FOR PROCESSING
*****  INVOICE NUMBER 16 HAS BEEN SUCCESSFULLY PROCESSED WITHOUT ERRORS

*****  INVOICE NUMBER 14 HAS BEEN RECEIVED, INVOICE CREATION DATE IS 01/24/94, BILLING RAO IS   321
*****  INVOICE NUMBER 14 HAS BEEN ACCEPTED FOR PROCESSING
*****  INVOICE NUMBER 14 HAS BEEN SUCCESSFULLY PROCESSED WITHOUT ERRORS

*****  TOTAL ERRORS FOUND BY TYPE  *****
INVALID NPA/NXX ( OR RAO/NXX )         ( POSITIONS 113-118 )       1

                                             TOTAL OF ERRORS       1



                                 ***                      NOTICE                         ***
                                 ***  NOT FOR USE OR DISCLOSURE OUTSIDE THE AMERITECH    ***
                                 ***     COMPANIES EXCEPT UNDER WRITTEN AGREEMENT        ***
**************************************           E N D  O F  R E P O R T               ****************************************

                                  Exhibit D-4

                          Bill Format Specifications


                                                        Revised November 1,1994











                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                  Exhibit D-4

                               TABLE OF CONTENTS


               SECTION 1.0                   General Information

               SECTION 2.0                   Page Content/Format

               SECTION 3.0                   Page Sequence

               SECTION 4.0                   Customer Presence

               SECTION 5.0                   Taxing

               SECTION 6.0                   Bill Sample









                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                               Exhibit D-4

1.0 GENERAL INFORMATION

    This document specifies a regional standard bill format for the Ameritech Operating Companies' (AOCs) end user billing.

2.0 PAGE CONTENT/FORMAT

    2.1 The Customer message detail will appear on the AOC end user bill in the current standard bill format.

    2.2 Standard phrases will be used to display contact telephone numbers on the end user bill pages.

         2.2.1  Bill inquiry telephone numbers should be displayed as:

                "To question your bill call" 1 NPA NXX-LINE" (AOC performs inquiry and provides number).

                The telephone number displayed will be an AOC service center number when the AOC provides bill inquiry.

         2.2.2 To provide Customers with a means to have direct contact with their end users a second line will be made available to display a Customer contact number using the phrase:

                "For other (Customer Name) services, call 1 NPA NXX-Line"

         2.2.3 Because of space limitations, the Customer name will be limited to 30 print positions.

         2.2.4  The Customer must provide the telephone number to be displayed.

    2.3 In the display of message details, the duration of the call will be shown as minutes and tenths of minutes (MMMM.T); depending on how the Customer rates the message and passes the entry in the EMI record.

3.0 PAGE SEQUENCE

    3.1 The Customer messages will be provided in the "Important Information" section of the Standard Bill, on the appropriate page.

    3.2 Each bill will begin with the AOC pages. When provided by the AOC, the pages will appear as follows:

         3.2.1  OCR Return Document (Top portion of the Summary Page).

         3.2.2 Summary page and Detail - a summary of all the total current charges by Customer found below the Return Document.

         3.2.3  "Detailed Charges" - for itemization of AOC billing.

         3.2.4   Detail Changes - for itemization of Customer billing.






                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                Exhibit D-4

    3.3  Following the AOC pages will be the bill pages for each Customer.

         3.3.1 Current Charges page - summarizing the Customer's charges; in AOCs that format this page.

         3.3.2  Detailed Charges pages - for the Customer's bill data.

    3.4 The sequence defined in Section 3.3 will be repeated for as many Customers as there are on the end user bill.

4.0 CUSTOMER PRESENCE

    4.1 Customer logos can be printed on the pages in the Carrier Section of the end user bill.

    4.2 The Customer must provide "camera ready" copies of the logo it wants displayed.

    4.3 The maximum logo size that can be accommodated on all AOC bill formats is 11/32 inches high and 3-3/4 inches long.

    4.4 A Customer not requiring a logo can have its corporate name printed in this area of the bill. A maximum of 30 characters is available.

5.0 TAXING

    5.1 As specified by the Customer, application of taxes will be done by the AOCs following the methods currently in use.

6.0 BILL SAMPLES

    6.1 Ameritech Illinois pages are used as an illustration. The other AOC Bill Pages would be similar in appearance since all AOCs use a Standard Bill Format.








                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                 Section 6.0






                                  Bill Sample






                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                Bill Sample
        Ameritch

                013120555121240403520097002003580000000000000099999



        [BAR CODE APPEARS  HERE]                        -----------------------
        Ameritech                                           Account Number
        PO Box 2500                                         312 555-1212 000 1
        BEDFORD PARK, IL 60499-2500                     ------------------------
                                                            SEP 15, 1993



             **CR 80
        JOHN DOE
        123 MAIN STREET
        ANYTOWN, IL 60499

- -------------------------------------------------------------------------------
CURRENT CHARGES                                 TOTAL
PAST DUE AFTER....      Oct 5, 1993             AMOUNT DUE...   36.07
- -------------------------------------------------------------------------------
        Detach and mail top section with your check made payable to Ameritech for total amount due.
                                                      -------------------------
        CONSUMER SERVICES                               312 555-1212 000 1
        BILLING SUMMARY                               -------------------------
                                                        SEP 15, 1993

- -------------------------------------------------------------------------------
Previous   Payments     Adjustments     Balance         Current      Total
Bill       Thank You                                    Charges      Amount Due
34.28       31.74       2.54CR          0.00            36.07           36.07

  JOHN DOE                      123 MAIN STREET         ANYTOWN, IL 60499

        SUMMARY OF CURRENT CHARGES
        AMERITECH
        Monthly Service...............................        18.27
        Information Charges...........................         1.00
        Other Charges and Credits.....................         8.00
        Long Distance.................................         1.21
        Local and State Additional Charges............          .23
        Taxes (Fed     .90)  (St     1.91)............         2.81
        AMERITECH CURRENT CHARGES.....................        31.52

        XYZ (Carrier Name)
        Long Distance.................................         3.79
        Local and State Additional Charges............          .46
        Taxes (Fed      .11) (St         .19).........          .30
        XYZ CURRENT CHARGES...........................         4.55
        ===========================================================
        TOTAL CURRENT CHARGES                                 36.07

                                    Page 2
                        For Illustrative Purposes Only

                                  PROPRIETARY

                     Subject to restrictions on first page.

[LOGO OF AMERITECH APPEARS HERE]

                                                                     Bill Sample
DETAILED CHARGES
                                                                        Page   2
To order new service or move service, call 1 800 555-1212   ====================
To discuss bill payment, call 1 800 555-1213                 312 555-1212 000 1
For all other reasons, call 1 800 555-1214                  ====================
Office hours are 7:30am - 6:30pm Monday thru Friday          SEP 15, 1993
FOR FASTER SERVICE CALL TUESDAY THRU FRIDAY

IMPORTANT INFORMATION

Our records indicate your primary Dial 1 Plus Long Distance Company is XYZ.

DETAIL OF PAYMENTS AND ADJUSTMENTS

No.   Date  Description                           Adjustments      Payments
- ---------------------------------------------------------------------------
1     3-23  Payment                                                   31.74
2     3-19  Itemized Calls                             2.41CR
3     3-19  Federal Tax                                 .13CR
                                                -------------  ------------
                                  Totals               2.54CR         31.74


CURRENT CHARGES

Monthly Service - Sep 15 thru Oct 14
  Local Line .................................................           9.52
 . Touch-Tone Service .........................................           1.50
 . Call Waiting ...............................................           2.75
 . Line-Backer Maintenance ....................................           1.00
  Access Charge per FCC order ................................           3.50

 . Indicates Optional Services - May be discontinued without a charge.

  Monthly Service reflects $.53 temporary credit per P.S.C. order.

Total Monthly Service Charges ................................          18.27

Information Charges
  You placed 4 call(s) to 1+411 at $.25 each .................           1.00


                               FOR CALLING CODES
       =============   PLEASE SEE THE BACK OF THIS PAGE

                                    Page 3
                        For Illistrative Purposes Only

                                  PROPRIETARY

                    Subject to restrictions on first page.

[LOGO OF AMERITECH APPEARS HERE]
                                                                     Bill Sample

DETAILED CHARGES                                                PAGE   3

To order new services or more services, call 1 800 555-1212 --------------------
To discuss bill payment, call 1 800 555-1213                  312 555-1212 000 1
For all other reasons, call 1 800 555-1214                  --------------------
Office hours are 7:30am-6:30pm Monday thru Friday             SEP 15,1993
FOR FASTER SERVICE CALL TUESDAY THRU FRIDAY



Other Charges and Credits
  This section of the bill reflects charges or credits resulting from recent account activity.

                                                Monthly
  No.  Description                   Qty.       Charges
  -----------------------------------------------------
   1  Charge for Changing your Directory
      Listing/Billing Records on Sept 10, 1993 ........         8.00

Total Other Charges and Credits .......................         8.00

Long Distance
  No. Date  Time  Place Called    Number    Code   Min.
  -----------------------------------------------------
   1  3-30  130P  BEAVER DAM WI 414-555-1515  N      1           .21
   2  4-01  308P  INTERRUPT CHG 312-555-0259                    1.00

Total Long Distance ...................................         1.21


Local and State Additional Charges
  9-1-1 Emergency System
  Billed for Cook County ..............................          .25


Taxes
  Federal at 3% .......................................          .90
  State at 5% .........................................         1.91

======================================================================
TOTAL AMERITECH CURRENT CHARGES                                31.52


                               FOR CALLING CODES
                       PLEASE SEE THE BACK OF THIS PAGE

                                    Page 4
                        For Illistrative Purposes Only

                                  PROPRIETARY

                    Subject to restrictions on first page.

XYZ Long Distance
                                                                     Bill Sample

DETAILED CHARGES                                                     Page 41


For questions regarding XYZ charges call 1 800 555-1212 =======================
For changes to your XYZ services call 1 800 555-2345     312 555-1212 000 1
                                                        =======================
                                                         SEP 15, 1993

IMPORTANT INFORMATION

This portion of your bill is provided as a service to XYZ. There is no connection between Ameritech and XYZ. You may choose another company for your long distance telephone calls while still receiving your local telephone service from Ameritech.


CURRENT CHARGES

Long Distance (Logo Area)

  No   Date     Time     Place Called      Number     Code     Win.
  1    3-15     823P    PORT HURON MI   313-555-8000    E       17      2.62
  2    3-20     818P    CHICAGO    IL   312-555-5343    E        1       .16
  3    3-23    1008P    CLEVELAND  OH   216-555-2009    E        5       .77
  4    4-01     615A    MADISON    WI   608-555-2494    N        2       .24

Total Long Distance ...............................................     3.79

Local and State Additional Charges
   XYZ Long Distance Interstate Interlata Subtotal.................     3.79
   Illinois Tax Adjustment (12.14%)................................      .46

Taxes
   Federal at 3%...................................................      .11
   State at 5%.....................................................      .19
==============================================================================
TOTAL XYZ CURRENT CHARGES                                               4.55


                               FOR CALLING CODES
                       PLEASE SEE THE BACK OF THIS PAGE

                                    Page 5
                        For Illistrative Purposes Only
                                  PROPRIETARY

                    Subject to restrictions on first page.

                                                                    Exhibit E
                                                                      11/94

                            PROPRIETARY INFORMATION

                          AOC PROPRIETARY INFORMATION


End User Credit Information (including)
    Credit Class
    Treatment History
    Dishonored Check History
    Discretionary Data - Comments, e.g., number of years in business, other billing numbers
    Deposits (Excluding WATS and Private Line amounts)
Bank Draft Plan
Number and Type of Exchange Access Lines (other than Customer public telephones) AOC intraLATA messages
AOC Official Service Messages
Directory Advertising
AOC Specific USOCs
AOC Public Telephone (Account Detail)
Listed Name and Address
Billed Name and Address
Account Established Date
Denial of Service
Customer Primary Interexchange Carrier Code - PIC
Services Location
Contract and Exhibits
Non-Pub Indicators
Class of Service (Res/Bus/Public)
Customer Code
Business Office Code
SIC Code
Type of Customer - TYA (Except AOC Public and AOC Board of Directors)
Generic Tax Area Codes
Billing Period Schedules
Tax Exempt Status
Number Change
Page Numbers of Statement
Temporary Suspension




                       CUSTOMER PROPRIETARY INFORMATION

Customer Message Detail
Correspondence Relating to Taxation of Customer's End Users
Contract and Exhibits
Listed Name and Address
Billed Name and Address
Service Location
Contract and Exhibits




                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                          DATE:______________







                                   Exhibit F

                        List of Interexchange Carriers











                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                          DATE: July 1, 1995
                                                                ------------

                  Teleco Development Group of Delaware, Inc.
                                    CIC 457



                                   Exhibit F

                        List of Interexchange Carriers

                            Dial & Save      100

                            LDWC             200

                            LDI              300

                            RoadCall         400













                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                   Exhibit G

                                   Ameritech
                        Billing and Collection Services
                                 Requirements

                          For Handling 700 NXX XXXX,
                          900 NXX XXXX, NPA 976 XXXX
                          (or like services) Messages




                                                        Revised November 1, 1994





                                  PROPRIETARY

  This document contains proprietary information which shall not be released in any manner to any party other than one of the Ameritech
               Operating Companies without the written consent
                          of Ameritech Services, Inc.

                                                                  Exhibit G

I.   GENERAL

     The requirements detailed herein will apply to the AOC for the billing of end users for the handling of the Customers 700 NXX XXXX, 900 NXX XXXX, NPA 976 XXXX (or like services) messages and will replace the applicable procedures detailed in Exhibit C, Subsections 1.7, for such messages.

     The EMI 01-01-16 record is to be used for billing of all 700 NXX XXXX, 900 NXX XXXX, presubscription or comparable arrangement services. The telephone number dialed by the caller (e.g.700, 900, number will be populated in the "To Number" field.) The charges for these services will appear in the separate "900 and Other Information Services" section of the bill page.

II.  TREATMENT AND COLLECTION

     AOC will provide Treatment and Collection Services in an attempt to control or collect appropriate outstanding balance due amounts. When an end user's account being treated for collection by the AOC remains delinquent thirty
     (30) days beyond the payment date, the AOC may, at its sole discretion, adjust the delinquent monies attributable to the Customers 700 NXX XXXX,900 NXX XXXX, NPA 976 XXXX (or like services) messages and recourse them back to the Customer using procedures set forth in Exhibit C, Subsection 1.9.

     It is Ameritech's expectation that those Customers that provide their own inquiry service have sufficient resources available to serve the end user. In instances where the Customer does not adequately respond to the end users inquiries, and the AOC has to assume these responsibilities, the Customer will be assessed the higher per message rate set forth in Exhibit A, and will adjust the charges, if applicable.

     The AOC may issue an adjustment to remove any unpaid Customer 700 NXX XXXX, 900 NXX XXXX, NPA 976 XXXX (or like services) messages from the end user account, at such time as the account is disconnected for any reason.

III. DISPUTED BILL AMOUNTS
      See Exhibit C, Subsection 1.9.

IV.  END USER ADJUSTMENTS
      See Exhibit C, Subsection 1.10.

V.   DENIAL OF SERVICE

     AOC will not provide Denial of Service to disconnect the end user's local exchange service in cases of insufficient payment of the Customer's 700 NXX XXXX, 900 NXX XXXX, NPA 976 XXXX (or like services) messages.

     The Customer shall not represent to any AOC end user that failure to pay Customers 700 NXX XXXX, 900 NXX XXXX, NPA 976 XXXX (or like services) message charges may result in denial of the end user's telephone service.





                                  PROPRIETARY
                     Subject to restrictions on first page.

                                                          Date: July 1, 1995
                                                                ------------


                   Telco Development Group of Delaware, Inc.
                                    CIC 457

                                   Exhibit H

                          Types of Messages for which
                        Billing and Collection Services
                                 Are Provided

                                  Direct Dial

                                    Collect

                                 Third Number

                              Credit/Calling Card

                                Misc. Credit 41

                                Misc. Charge 42